UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — October 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Global Income Trust

Annual report
10 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGGIX

Putnam
Global Income
Trust

Annual report
10 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 8, 2020

Dear Fellow Shareholder:

As we reach the end of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, indicating optimism that successful vaccines will be approved by early 2021. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. While these are challenging times, we believe Putnam has adjusted well to operating amid the pandemic, and continues to make progress on pursuing the benefits of greater diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Investing in today’s bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global interrelationships that drive the markets. With support from more than 90 fixed-income professionals, the fund’s managers actively position the portfolio in securities from a broad range of sectors.

The fund’s management team has an average of more than 25 years of experience.

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporate bonds to a wide range of mortgage-backed securities.

2 Global Income Trust

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

Illustration shows the fund’s five largest currency exposures as of 10/31/20.
Allocations in each currency may vary over time.

Fund allocations are shown as a percentage of the fund’s net assets as of 10/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, see pages 29–87.

Global Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† The fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/20. See above and pages 11–14 for additional fund performance information. Index descriptions can be found on page 19.

4 Global Income Trust

Please describe the investing environment during the period.

Global financial markets proved to be surprisingly resilient during the fiscal 12-month period ended October 31, 2020. Investors had a favorable view of equities, fixed income, and global growth for much of the period through mid-February 2020. By late February 2020, a surge in COVID-19 infection rates, mixed economic data, and heightened geopolitical tensions stoked increased volatility. Against this backdrop, the Federal Reserve cut interest rates to near zero in mid-March and unleashed a torrent of bond-buying programs to help stabilize the markets.

Positive earnings reports from several sectors, vaccine developments, and supportive policies — including stimulus packages passed by the European Union and the U.S. Congress — generally bolstered risk appetite in the latter half of the period. Central banks across Asia and other regions also rolled out COVID-19 stimulus measures. A shift in the Fed’s inflation framework — which could enable the Fed to allow inflation to exceed its 2% target and further support the economy — contributed to investor optimism.

Global Income Trust 5

Allocations are shown as a percentage of the fund’s net assets as of 10/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

The market for high-yield and investment-grade corporate bonds continued to recover as spreads, or the risk premiums investors demand to hold these securities over U.S. Treasuries, narrowed during the period. The Fed continued to make it clear that interest rates will remain low for a while. U.S. Treasury yields tumbled during the trailing 12 months, with the 10-year Treasury yield ending at 0.88%. Still, investors remained concerned about low global growth, spikes in COVID-19 cases, and the November U.S. presidential election.

How did the fund perform during the period? What were the drivers of performance?

The fund gained 2.64%, trailing the 5.64% return of the benchmark Bloomberg Barclays Global Aggregate Bond Index.

Strategies targeting prepayment risk were the largest contributors to fund performance, led by our mortgage basis positioning. Mortgage basis is a strategy that seeks to exploit the yield differential between 30-year agency pass-throughs and 30-year U.S. Treasuries. The strategy added value as spreads on agency pass-throughs have tightened [meaning their prices rose relative to Treasuries]. Positions in agency credit-risk transfer securities [CRT] and reverse mortgages provided a further boost.

Corporate credit also meaningfully contributed to the fund’s performance over the one-year period. Corporate bonds have been fueled by government stimulus — fiscal and monetary — along with hopes of a steady economic recovery as businesses began to reopen across the United States and the globe. Following a period of extreme widening in March, corporate credit spreads have tightened. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as spreads tighten and decline as spreads widen.]

6 Global Income Trust

Emerging-market debt also aided performance relative to the fund’s benchmark. The fund’s positions in Saudi Arabia, Kazakhstan, and Uruguay were some of the largest relative performance contributors. During the reporting period, the sector rallied in step with healthier risk dynamics and demand for higher-yielding securities.

What about detractors to the fund’s performance during the reporting period?

Mortgage credit strategies was the main detractor, specifically positioning in commercial mortgage-backed securities [CMBS]. CMBS have been uniquely impacted by the COVID-19 pandemic and associated “stay-at-home orders.” The CMBS market remained thinly traded into May 2020 and didn’t recover as much as corporate credit in part because it was not directly supported by Fed funding facilities. Exposure to CMBS cash bonds and CMBS synthetic [CMBX] securities weighed significantly on returns. Still, exposure to residential mortgage-backed securities [RMBS] has helped offset some of the underperformance relative to the fund’s benchmark in CMBS since March 2020. RMBS have been supported by fiscal policy and optimism around re-opening the economy, along with a relatively robust home sales market and a rebound in mortgage originations. Additionally, strong monetary and fiscal policy responses by policy makers, including forbearance plans, have greatly helped delinquencies.

The fund’s active-currency strategies also accounted for underperformance relative to the fund’s benchmark during the period. This was almost entirely due to a short position in the euro, as the currency strengthened significantly versus the U.S. dollar. [Short positions in foreign currencies benefit if the currencies weaken versus the U.S. dollar.]

The fund’s interest-rate and yield-curve positioning dampened performance as well.

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/20. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Global Income Trust 7

The majority of underperformance relative to the fund’s benchmark materialized in the first quarter of 2020 as our relative underweight to U.S. rates detracted as rates fell across the curve.

What is your near-term outlook for fixed-income markets?

The U.S. economy has continued its slow recovery from the sharp decline in the second quarter of 2020. We believe the development of a vaccine or vaccines for COVID-19 could help provide a boost to economic growth and consumer spending. That said, we are not anticipating a V-shaped economic recovery. And as virus outbreaks rise, a variety of countries and cities are imposing lockdowns and mobility restrictions. In our view, politics will take center stage over the next few months in the United States, including the legislative gridlock on a new stimulus package.

Fed officials expect to leave rates near zero for years — through at least 2023 — as they try to coax the economy back to full strength after the pandemic-induced recession. We think bond yields, including U.S. Treasury debt, will remain low across the yield curve for an extended period, but will remain in positive territory.

What are the fund’s strategies going forward?

From a strategy perspective, we plan to keep the fund’s duration relatively close to that of its benchmark. In our view, having a portfolio duration greater than the benchmark [greater interest-rate sensitivity] in the current environment is not an effective hedge against credit risk within the portfolio.

We have a relatively positive medium-term outlook for corporate credit. We believe the U.S. corporate credit market will be supported by several factors, including higher yields compared with global yields. Investors know that the Fed is prepared to provide further support to the market via its bond purchase facilities. So far, the central bank has invested only a small portion of the $750 billion earmarked for corporate debt purchases. As of period-end, the fund was modestly underweight relative to its benchmark in

This chart shows how the fund’s top currency holdings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

8 Global Income Trust

investment-grade debt. Our emphasis here is on security selection.

COVID-19 created significant headwinds for the CMBS market due to the negative impact on commercial real estate. Still, we have started to see some improvement in higher-rated cash bonds. We continue to have conviction in the fund’s CMBX positions, which we believe fairly compensate investors for current risk levels. [CMBX includes a group of tradeable indexes that reference a basket of 25 CMBS issued in a particular year.] Within the residential mortgage market, we believe the agency CRT sector directly benefits from the efforts of the government as well as Fannie Mae and Freddie Mac. We expect to continue to find value in various segments of the CRT market as well as in the non-agency residential mortgage-backed market.

In non-U.S. sovereign debt, we continue to favor countries that we believe have responded effectively to COVID-19. We also like countries with younger populations and those with more-favorable prospects for economic growth as well as reasonably effective debt management.

In prepayment-sensitive areas of the market, despite a recent increase in refinancing activity leading to faster prepayment speeds on underlying securities, we continue to find value in agency interest-only [IO] collateralized mortgage obligations and inverse IOs backed by more seasoned collateral. We also believe IO securities structured from reverse mortgages continue to offer value.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Global Income Trust 9

How did the fund use derivatives?

The fund used futures to hedge treasury term structure risk and for yield-curve positioning. Forwards were used to hedge currency exposures and gain exposure to currencies. Interest rate swaps were used to hedge term structure risk, for yield-curve positioning, and to gain exposure to rates in various countries. Options [swaptions] were used to help hedge duration and convexity, isolate prepayment risk, and manage downside risks. Credit default swaps were used to hedge credit and market risks, gain liquid exposure to individual names, and increase exposure to specific sectors. Total return swaps were used to hedge sector exposure and inflation, as well as gain exposure to specific sectors and inflation.

Thank you, Bill, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund seeks high current income and had maintained a stable dividend since April 2018 for class A shares. However, due to decreased levels of income in the portfolio, the fund’s monthly income distribution rate for class A shares was reduced from $0.021 to $0.017 in March 2020. Similar reductions were made to other share classes.

10 Global Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/87)
Before sales charge	6.15%	30.00%	2.66%	18.68%	3.48%	10.17%	3.28%	2.64%
After sales charge	6.02	24.80	2.24	13.93	2.64	5.76	1.88	–1.47
Class B (2/1/94)
Before CDSC	5.94	22.45	2.05	14.30	2.71	7.60	2.47	1.84
After CDSC	5.94	22.45	2.05	12.30	2.35	4.60	1.51	–3.16
Class C (7/26/99)
Before CDSC	5.91	20.63	1.89	14.26	2.70	7.65	2.49	1.88
After CDSC	5.91	20.63	1.89	14.26	2.70	7.65	2.49	0.88
Class R (12/1/03)
Net asset value	5.88	26.79	2.40	17.26	3.23	9.34	3.02	2.39
Class R5 (7/2/12)
Net asset value	6.28	33.90	2.96	20.55	3.81	11.25	3.62	2.91
Class R6 (7/2/12)
Net asset value	6.30	34.74	3.03	21.14	3.91	11.56	3.71	3.05
Class Y (10/4/05)
Net asset value	6.27	33.21	2.91	20.11	3.73	10.92	3.52	2.83

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Income Trust 11

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays Global
Aggregate Bond Index	—*	24.79%	2.24%	21.08%	3.90%	13.34%	4.26%	5.64%
Lipper Global Income
Funds category average†	6.15%	29.89	2.60	20.57	3.80	11.60	3.71	4.43

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/20, there were 206, 177, 158, 99, and 1 fund(s), respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,245 and $12,063, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $12,679, $13,390, $13,474, and $13,321, respectively.

12 Global Income Trust

Fund price and distribution information For the 12-month period ended 10/31/20

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	12		12	12	12	12	12	12
Income	$0.067093		$0.037816	$0.039036	$0.057944	$0.079901	$0.082036	$0.077157
Capital gains	—		—	—	—	—	—	—
Return of capital*	0.152907		0.086184	0.088964	0.132056	0.182099	0.186964	0.175843
Total	$0.220000		$0.124000	$0.128000	$0.190000	$0.262000	$0.269000	$0.253000
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/19	$12.35	$12.86	$12.29	$12.29	$12.35	$12.35	$12.35	$12.35
10/31/20	12.45	12.97	12.39	12.39	12.45	12.44	12.45	12.44
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	1.64%	1.57%	0.87%	0.87%	1.35%	2.03%	2.02%	1.93%
Current 30-day
SEC yield (with
expense limitation)[2,3]	N/A	1.49	0.81	0.81	1.30	1.87	1.95	1.80
Current 30-day
SEC yield (without
expense limitation)[3]	N/A	1.21	0.52	0.52	1.01	1.58	1.66	1.51

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 113.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Global Income Trust 13

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/87)
Before sales charge	6.15%	32.78%	2.88%	18.95%	3.53%	9.49%	3.07%	2.51%
After sales charge	6.02	27.47	2.46	14.19	2.69	5.11	1.68	–1.59
Class B (2/1/94)
Before CDSC	5.94	25.10	2.26	14.46	2.74	7.02	2.29	1.71
After CDSC	5.94	25.10	2.26	12.46	2.38	4.02	1.32	–3.29
Class C (7/26/99)
Before CDSC	5.91	23.14	2.10	14.53	2.75	6.99	2.28	1.75
After CDSC	5.91	23.14	2.10	14.53	2.75	6.99	2.28	0.75
Class R (12/1/03)
Net asset value	5.89	29.40	2.61	17.43	3.27	8.60	2.79	2.26
Class R5 (7/2/12)
Net asset value	6.29	36.75	3.18	20.81	3.85	10.57	3.41	2.85
Class R6 (7/2/12)
Net asset value	6.31	37.60	3.24	21.40	3.96	10.88	3.50	2.92
Class Y (10/4/05)
Net asset value	6.27	36.06	3.13	20.37	3.78	10.25	3.31	2.70

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

14 Global Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year
ended 10/31/19*	0.90%	1.65%	1.65%	1.15%	0.54%	0.47%	0.65%
Total annual operating expenses for the
fiscal year ended 10/31/19	1.24%	1.99%	1.99%	1.49%	0.88%	0.81%	0.99%
Annualized expense ratio for the
six-month period ended 10/31/20†	0.98%	1.73%	1.73%	1.23%	0.65%	0.58%	0.73%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/22.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/20 to 10/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†‡	$5.05	$8.90	$8.90	$6.34	$3.35	$2.99	$3.77
Ending value (after expenses)	$1,050.50	$1,046.60	$1,046.70	$1,050.00	$1,052.30	$1,052.50	$1,051.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ The annualized expenses for the six months ended October 31, 2020 reflect an additional contractual expense waiver which became effective July 1, 2020. If this change had been in effect during the most recent fiscal half year, the Expenses paid per $1,000 would have been $4.64 for class A shares, $8.49 for class B shares, $8.49 for class C shares, $5.93 for class R shares, $2.94 for class R5 shares, $2.58 for class R6 shares and $3.35 for class Y shares, respectively.

Global Income Trust 15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/20, use the following calculation method. To find the value of your investment on 5/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†‡	$4.98	$8.77	$8.77	$6.24	$3.30	$2.95	$3.71
Ending value (after expenses)	$1,020.21	$1,016.44	$1,016.44	$1,018.95	$1,021.87	$1,022.22	$1,021.47

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

‡ The annualized expenses for the six months ended October 31, 2020 reflect an additional contractual expense waiver which became effective July 1, 2020. If this change had been in effect during the most recent fiscal half year, the Expenses paid per $1,000 would have been $4.57 for class A shares, $8.36 for class B shares, $8.36 for class C shares, $5.84 for class R shares, $2.90 for class R5 shares, $2.54 for class R6 shares and $3.30 for class Y shares, respectively.

16 Global Income Trust

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Global Income Trust 17

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

18 Global Income Trust

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Global Income Trust 19

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2020, Putnam employees had approximately $487,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

20 Global Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Global Income Trust 21

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

22 Global Income Trust

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. However, in the case of your fund, the second expense limitation applied during its fiscal year ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2022. In addition, effective July 1, 2020, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.43% of its average net assets through at least February 28, 2022. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal

Global Income Trust 23

year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out

24 Global Income Trust

of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 210, 172 and 160 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle

Global Income Trust 25

of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

26 Global Income Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Income Trust 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Global Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Global Income Trust (the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

28 Global Income Trust

The fund’s portfolio 10/31/20

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (72.2%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.3%)
Government National Mortgage Association Pass-Through Certificates
5.00%, 8/20/49	$82,736	$93,380
4.50%, TBA, 11/1/50	1,000,000	1,072,813
4.00%, TBA, 11/1/50	2,000,000	2,127,266
3.50%, TBA, 11/1/50	1,000,000	1,053,906
3.50%, with due dates from 11/20/47 to 11/20/49	1,667,808	1,836,795
3.00%, TBA, 11/1/50	2,000,000	2,087,344
		8,271,504
U.S. Government Agency Mortgage Obligations (68.9%)
Uniform Mortgage-Backed Securities
4.00%, TBA, 12/1/50	2,000,000	2,136,484
4.00%, TBA, 11/1/50	5,000,000	5,338,867
3.50%, TBA, 12/1/50	4,000,000	4,225,469
3.50%, TBA, 11/1/50	9,000,000	9,502,735
2.50%, TBA, 12/1/50	18,000,000	18,727,031
2.50%, TBA, 11/1/50	37,000,000	38,555,154
2.00%, TBA, 12/1/50	38,000,000	39,098,436
2.00%, TBA, 11/1/50	38,000,000	39,190,468
1.50%, TBA, 12/1/50	8,000,000	8,036,875
1.50%, TBA, 11/1/50	8,000,000	8,053,750
		172,865,269
Total U.S. government and agency mortgage obligations (cost $181,050,394)		$181,136,773

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Notes 2.25%, 7/31/21 [i]	$127,000	$129,701
Total U.S. treasury obligations (cost $129,701)		$129,701

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (34.4%)*		amount	Value
Australia (Government of) sr. unsec. bonds Ser. 133, 5.50%,
4/21/23 (Australia)	AUD	810,000	$644,540
Australia (Government of) sr. unsec. bonds Ser. 144, 3.75%,
4/21/37 (Australia)	AUD	480,000	460,540
Australia (Government of) sr. unsec. bonds Ser. 149, 2.25%,
5/21/28 (Australia)	AUD	1,140,000	900,083
Austria (Republic of) sr. unsec. bonds 1.50%, 2/20/47 (Austria)	EUR	310,000	500,942
Austria (Republic of) sr. unsec. notes 0.50%, 4/20/27 (Austria)	EUR	500,000	625,605
Belgium (Kingdom of) sr. unsec. bonds Ser. 77, 1.00%,
6/22/26 (Belgium)	EUR	640,000	815,441
Belgium (Kingdom of) sr. unsec. unsub. notes Ser. 65, 4.25%,
9/28/22 (Belgium)	EUR	260,000	331,936
Belgium (Kingdom of) unsec. bonds Ser. 60, 4.25%,
3/28/41 (Belgium)	EUR	480,000	1,022,414
Canada (Government of) sr. unsec. bonds 3.50%, 12/1/45 (Canada)	CAD	260,000	294,647
Canada (Government of) unsec. notes 0.50%, 3/1/22 (Canada)	CAD	840,000	632,872
Chile (Republic of) sr. unsec. bonds 2.45%, 1/31/31 (Chile)		$750,000	779,063
China (Republic of) unsec. notes Ser. 1913, 2.94%, 10/17/24 (China)	CNY	6,000,000	896,040

Global Income Trust 29

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (34.4%)* cont.		amount	Value
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)		$940,000	$1,013,502
Denmark (Kingdom of) unsec. bonds 4.50%, 11/15/39 (Denmark)	DKK	570,000	171,596
Denmark (Kingdom of) unsec. bonds 1.75%, 11/15/25 (Denmark)	DKK	1,760,000	309,184
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)		$189,000	194,199
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		218,000	259,965
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		255,000	287,513
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)		459,000	501,458
France (Government of) unsec. bonds 4.50%, 4/25/41 (France)	EUR	830,000	1,840,887
France (Government of) unsec. bonds 4.00%, 4/25/55 (France)	EUR	170,000	431,243
France (Government of) unsec. bonds 3.25%, 5/25/45 (France)	EUR	200,000	404,110
France (Government of) unsec. bonds 3.25%, 10/25/21 (France)	EUR	1,330,000	1,608,125
France (Government of) unsec. bonds 2.75%, 10/25/27 (France)	EUR	1,430,000	2,060,494
France (Government of) unsec. bonds 0.50%, 5/25/25 (France)	EUR	1,780,000	2,187,926
France (Government of) unsec. notes Ser. REGS, 0.50%,
5/25/29 (France)	EUR	470,000	593,147
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%,
2/14/30 (Indonesia)		$200,000	210,269
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		1,235,000	1,302,913
Ireland (Republic of) unsec. bonds 2.00%, 2/18/45 (Ireland)	EUR	70,000	115,872
Ireland (Republic of) unsec. notes 5.40%, 3/13/25 (Ireland)	EUR	380,000	560,511
Italy (Republic of) sr. unsec. bonds 6.50%, 11/1/27 (Italy)	EUR	850,000	1,404,035
Italy (Republic of) sr. unsec. bonds 4.75%, 9/1/44 (Italy)	EUR	700,000	1,355,252
Italy (Republic of) sr. unsec. bonds 4.00%, 2/1/37 (Italy)	EUR	190,000	313,631
Italy (Republic of) sr. unsec. bonds 2.50%, 12/1/24 (Italy)	EUR	1,060,000	1,362,226
Italy (Republic of) sr. unsec. bonds 1.65%, 3/1/32 (Italy)	EUR	860,000	1,093,997
Italy (Republic of) sr. unsec. notes Ser. REGS, 0.90%, 8/1/22 (Italy)	EUR	430,000	511,781
Italy (Republic of) sr. unsec. unsub. bonds 4.75%, 8/1/23 (Italy)	EUR	1,390,000	1,842,347
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		$335,000	338,350
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	100,000	112,219
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		$300,000	304,500
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
3/13/28 (Senegal)	EUR	100,000	115,090
Japan (Government of) sr. unsec. bonds Ser. 95, 2.30%,
6/20/27 (Japan)	JPY	280,000,000	3,099,510
Japan (Government of) sr. unsec. unsub. bonds Ser. 32, 2.30%,
3/20/40 (Japan)	JPY	407,000,000	5,265,332
Japan (Government of) sr. unsec. unsub. bonds Ser. 125, 2.20%,
3/20/31 (Japan)	JPY	265,000,000	3,092,392
Japan (Government of) sr. unsec. unsub. bonds 0.80%,
3/20/47 (Japan)	JPY	38,000,000	384,178
Japan (Government of) sr. unsec. unsub. bonds Ser. 156, 0.40%,
3/20/36 (Japan)	JPY	267,000,000	2,600,403

30 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (34.4%)* cont.		amount	Value
Japan (Government of) sr. unsec. unsub. notes Ser. 330, 0.80%,
9/20/23 (Japan)	JPY	904,000,000	$8,865,667
Japan (Government of) 30 yr sr. unsec. unsub. bonds Ser. 51,
0.30%, 6/20/46 (Japan)	JPY	47,000,000	423,765
Japan (Government of) 40 yr sr. unsec. unsub. bonds Ser. 4, 2.20%,
3/20/51 (Japan)	JPY	215,000,000	2,935,250
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS,
4.875%, 10/14/44 (Kazakhstan)		$670,000	887,743
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS,
5.125%, 7/21/25 (Kazakhstan)		390,000	453,027
Malaysia (Federation of) sr. unsec. notes Ser. 417, 3.899%,
11/16/27 (Malaysia)	MYR	2,710,000	713,072
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$1,021,000	1,245,630
Mexico (Government of) sr. unsec. notes 7.50%, 6/3/27 (Mexico)	MXN	12,510,000	669,334
Netherlands (Government of) unsec. bonds 3.75%,
1/15/42 (Netherlands)	EUR	210,000	459,413
Netherlands (Government of) unsec. bonds 2.25%,
7/15/22 (Netherlands)	EUR	300,000	367,389
Netherlands (Government of) unsec. notes Ser. REGS, 0.50%,
7/15/26 (Netherlands)	EUR	570,000	710,652
New Zealand (Government of) sr. unsec. notes 3.00%, 4/20/29
(New Zealand)	NZD	380,000	305,588
Norway (Government of) unsec. bonds Ser. 476, 3.00%,
3/14/24 (Norway)	NOK	1,760,000	201,153
Ontario (Province of) unsec. bonds 6.50%, 3/8/29 (Canada)	CAD	610,000	652,206
Ontario (Province of) unsec. bonds 2.90%, 12/2/46 (Canada)	CAD	160,000	138,312
Ontario (Province of) unsec. notes 2.60%, 6/2/25 (Canada)	CAD	1,500,000	1,219,658
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%,
3/27/27 (Paraguay)		$570,000	643,536
Peru (Republic of) sr. unsec. unsub. bonds 5.625%, 11/18/50 (Peru)		320,000	511,200
Peru (Republic of) sr. unsec. unsub. notes 2.392%, 1/23/26 (Peru)		554,000	582,254
Poland (Government of) unsec. notes 0.75%, 4/25/25 (Poland)	PLN	1,850,000	474,627
Portugal (Republic of) sr. unsec. notes 1.95%, 6/15/29 (Portugal)	EUR	420,000	572,857
Romania (Government of) 144A sr. unsec. bonds 3.00%,
2/14/31 (Romania)		$540,000	558,438
Saudi Arabia (Kingdom of) 144A sr. unsec. bonds 3.25%, 10/22/30
(Saudi Arabia)		400,000	436,000
Saudi Arabia (Kingdom of) 144A sr. unsec. notes 2.90%, 10/22/25
(Saudi Arabia)		1,240,000	1,324,794
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%,
3/13/48 (Senegal)		250,000	244,063
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.25%,
7/30/24 (Senegal)		200,000	210,500
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		525,000	534,188
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		310,000	315,037
South Africa (Republic of) unsec. bonds Ser. 2023, 7.75%, 2/28/23
(South Africa)	ZAR	11,140,000	736,966
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/44 (Spain)	EUR	350,000	797,856
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/28 (Spain)	EUR	770,000	1,270,307
Spain (Kingdom of) sr. unsec. bonds 4.40%, 10/31/23 (Spain)	EUR	890,000	1,191,004

Global Income Trust 31

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (34.4%)* cont.		amount	Value
Spain (Kingdom of) sr. unsec. bonds 4.20%, 1/31/37 (Spain)	EUR	150,000	$276,310
Spain (Kingdom of) sr. unsec. notes 1.50%, 4/30/27 (Spain)	EUR	520,000	673,899
Spain (Kingdom of) sr. unsec. notes 0.45%, 10/31/22 (Spain)	EUR	210,000	249,560
Spain (Kingdom of) sr. unsec. unsub. bonds 4.65%, 7/30/25 (Spain)	EUR	240,000	346,877
Spain (Kingdom of) sr. unsec. unsub. bonds 2.90%,
10/31/46 (Spain)	EUR	170,000	292,974
Sweden (Government of) unsec. bonds Ser. 1053, 3.50%,
3/30/39 (Sweden)	SEK	420,000	74,143
Sweden (Government of) unsec. notes Ser. 1057, 1.50%,
11/13/23 (Sweden)	SEK	6,380,000	758,267
Switzerland (Government of) unsec. bonds 4.00%,
4/8/28 (Switzerland)	CHF	420,000	620,145
Switzerland (Government of) unsec. bonds 2.00%,
5/25/22 (Switzerland)	CHF	530,000	603,724
Switzerland (Government of) unsec. bonds 1.50%,
4/30/42 (Switzerland)	CHF	150,000	229,200
United Kingdom Treasury unsec. bonds 3.50%, 7/22/68
(United Kingdom)	GBP	60,000	165,029
United Kingdom Treasury unsec. notes 4.00%, 1/22/60
(United Kingdom)	GBP	1,140,000	3,115,368
United Kingdom Treasury unsec. notes 2.75%, 9/7/24
(United Kingdom)	GBP	760,000	1,091,407
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%,
6/18/50 (Uruguay)		$150,000	200,402
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 4.375%,
1/23/31 (Uruguay)		1,170,000	1,412,775
Uruguay (Oriental Republic of) sr. unsec. unsub. notes 4.375%,
10/27/27 (Uruguay)		225,000	262,969
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †		3,000	263
Total foreign government and agency bonds and notes (cost $78,519,060)			$86,177,078

	Principal
CORPORATE BONDS AND NOTES (28.1%)*	amount	Value
Basic materials (1.4%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	$227,000	$244,256
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	690,000	809,817
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	524,000	545,878
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	187,000	225,262
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	135,000	148,636
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	270,000	317,771
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	6,000	9,542
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	87,000	94,133
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	290,000	342,370
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds
3.468%, 12/1/50	89,000	91,104
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 2.30%, 11/1/30	156,000	156,876

32 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Basic materials cont.
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	$204,000	$284,049
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	53,000	73,973
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	136,000	197,566
		3,541,233
Capital goods (0.9%)
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	267,000	290,347
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	386,000	474,984
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	178,000	202,517
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	98,000	115,735
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	391,000	447,075
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	69,000	73,158
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	300,000	319,356
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	330,000	374,202
		2,297,374
Communication services (4.2%)
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	345,000	367,711
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	158,000	169,487
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	410,000	478,355
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	303,000	347,728
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	49,000	55,122
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	85,000	92,486
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	484,000	652,825
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	188,517
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	259,000	312,197
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	55,000	83,081
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	1,525,000	1,702,279
Cox Communications, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 10/1/50	336,000	325,409
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	327,000	364,113
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	197,000	218,709
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	255,000	285,672
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	421,000	468,270
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	296,000	363,846
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	478,000	519,473
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	135,000	160,329
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	345,000	387,559
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	820,000	915,653

Global Income Trust 33

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Communication services cont.
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	$630,000	$719,769
Verizon Communications, Inc. sr. unsec. unsub. bonds
4.672%, 3/15/55	270,000	360,296
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	630,000	756,230
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	345,000	364,838
		10,659,954
Consumer cyclicals (3.0%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	382,000	425,453
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	317,000	337,743
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	308,000	395,103
Discovery Communications, LLC company guaranty sr. unsec.
unsub. notes 3.625%, 5/15/30	195,000	215,751
Fox Corp. sr. unsec. unsub. notes 3.05%, 4/7/25	267,000	290,527
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	217,000	235,456
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	403,000	428,446
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	110,000	109,395
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	397,000	401,615
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	464,000	522,580
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	164,000	182,450
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	729,000	859,720
Marriott International, Inc. sr. unsec. bonds 4.625%, 6/15/30	205,000	218,749
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	130,000	144,542
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	220,000	196,564
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%, 4/30/30	605,000	618,964
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	357,000	383,149
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	135,000	131,600
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	560,000	585,200
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	238,000	245,438
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	395,000	458,074
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	208,000	224,706
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	4,000	4,602
		7,615,827
Consumer staples (1.3%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	92,000	124,066
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 3.50%, 6/1/30	735,000	832,133
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	635,000	665,163

34 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Consumer staples cont.
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	$36,197	$41,249
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	220,461	272,296
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	12,000	14,166
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	68,000	99,609
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	333,000	437,989
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	215,000	257,273
Kraft Heinz Co. (The) 144A company guaranty sr. unsec. notes
3.875%, 5/15/27	100,000	105,786
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	426,000	442,448
		3,292,178
Energy (2.3%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	528,000	591,633
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	680,000	753,575
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	350,000	359,152
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	400,000	437,660
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	178,000	179,118
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	392,000	278,320
Energy Transfer Operating LP sr. unsec. unsub. notes 6.50%, 2/1/42	57,000	60,795
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	31,000	36,195
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	174,000	209,670
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	534,000	600,750
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	395,000	415,244
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	37,000	41,348
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	189,000	210,737
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	6,000	210
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	155,000	4,650
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB
5.95%, 1/28/31 (Mexico)	428,000	358,236
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	117,000	107,968
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	20,000	21,713
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	436,000	489,477
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	2,000	2,186

Global Income Trust 35

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	$255,000	$251,813
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	421,000	417,843
		5,828,293
Financials (6.8%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	450,000	473,519
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	265,000	252,753
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	369,000	523,653
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	386,000	436,935
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	650,000	666,209
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	400,000	454,154
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%,
perpetual maturity	15,000	15,396
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	410,000	458,382
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	740,000	765,902
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	180,000	199,380
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
bonds 2.85%, 10/15/50	410,000	417,680
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	289,000	291,637
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	740,000	821,540
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	182,000	196,482
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	830,000	926,488
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	90,000	100,577
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	585,000	660,409
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	675,000	778,804
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	400,000	436,000
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	200,000	213,250
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	250,000	278,248
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	250,000	257,363
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	458,000	541,896
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	730,000	794,211
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	61,000	56,870
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	484,000	564,767
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	276,000	291,224
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	9,000	13,107
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	377,000	379,306
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	140,000	138,772
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	227,000	241,743
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec.
bonds 3.75%, 7/1/29	290,000	330,178

36 Global Income Trust

		Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.		amount	Value
Financials cont.
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds
3.729%, 10/15/70		$509,000	$526,179
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37		230,000	317,400
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29
(United Kingdom)		585,000	683,914
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R		156,000	164,965
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R		65,000	68,596
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43		27,000	28,553
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44		162,000	169,898
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40		58,000	86,137
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39		120,000	179,396
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99		270,000	272,200
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)		379,000	434,184
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		300,000	330,446
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38		276,000	398,656
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		260,000	314,706
			16,952,065
Health care (2.0%)
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29		675,000	738,533
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		223,000	288,897
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30		247,000	263,986
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29		990,000	1,146,354
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38		400,000	483,125
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)		335,000	382,121
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		78,000	90,849
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29		85,000	96,459
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47		275,000	342,472
Service Corp. International sr. unsec. notes 4.625%, 12/15/27		125,000	132,266
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		70,000	70,963
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30		200,000	208,119
Upjohn, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27		215,000	222,392
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28		322,000	377,400
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30		146,000	149,671
			4,993,607
Supra-Nation (1.8%)
European Investment Bank sr. unsec. notes 5.625%,
6/7/32 (Supra-Nation)	GBP	1,900,000	3,817,654
European Investment Bank sr. unsec. unsub. notes Ser. EMTN,
4.125%, 4/15/24 (Supra-Nation)	EUR	450,000	607,698
			4,425,352
Technology (2.2%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60		$387,000	345,451
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27		557,000	614,862

Global Income Trust 37

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Technology cont.
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	$450,000	$504,124
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	529,000	627,101
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	102,000	139,249
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	215,000	247,753
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	21,000	23,223
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	222,000	260,516
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	90,000	101,033
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	450,000	529,122
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	545,000	587,352
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	619,000	727,005
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	488,000	471,428
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	245,000	270,561
		5,448,780
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	257,000	282,297
		282,297
Utilities and power (2.1%)
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	240,000	257,420
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	270,000	318,570
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	131,000	151,170
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	74,000	102,014
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	715,000	748,900
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	95,000	101,706
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	830,000	1,020,195
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	117,000	127,115
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	220,000	251,187
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	515,000	567,908
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	255,000	273,677
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	105,000	101,375
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	190,000	192,331
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	204,000	221,088
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	216,000	230,160
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD
3 Month + 2.11%), 2.393%, 5/15/67	589,000	482,980
		5,147,796
Total corporate bonds and notes (cost $64,293,508)		$70,484,756

38 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (27.9%)*	amount	Value
Agency collateralized mortgage obligations (4.6%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 25.196%, 4/15/37	$8,011	$14,821
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 23.253%, 11/15/35	26,689	47,506
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 21.785%, 12/15/36	14,890	24,271
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 19.415%, 3/15/35	32,112	44,957
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 16.566%, 6/15/34	13,930	16,995
REMICs IFB Ser. 4076, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.70%), 6.552%, 7/15/40	715,573	54,207
REMICs IFB Ser. 4979, Class SN, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.902%, 6/25/50	2,311,736	433,617
REMICs Ser. 3707, Class PI, IO, 4.50%, 7/15/25	10,407	48
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	717,656	30,323
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	595,443	70,179
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	859,476	92,183
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	1,204,878	123,113
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	2,711,850	218,477
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	913,655	52,649
REMICs Ser. 3300, PO, zero %, 2/15/37	1,687	1,578
REMICs Ser. 3326, Class WF, zero %, 10/15/35	1,602	1,443
Federal National Mortgage Association
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 24.019%, 3/25/36	19,971	35,811
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 23.653%, 6/25/37	20,620	36,292
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.802%, 8/25/35	14,217	19,987
REMICs IFB Ser. 12-116, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 7.20%), 7.051%, 10/25/42	1,053,010	224,132
REMICs IFB Ser. 10-46, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.45%), 6.301%, 5/25/40	203,440	39,581
REMICs IFB Ser. 12-103, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.851%, 9/25/42	1,095,936	186,309
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	1,423,138	284,514
REMICs Ser. 17-113, IO, 5.00%, 1/25/38	790,394	98,071
REMICs Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	512,046	41,926
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	649,069	53,280
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,120,702	53,137
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	1,017,835	46,645
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	987,722	25,128
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	1,239,716	36,490
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	1,672	1,642
Government National Mortgage Association
IFB Ser. 10-171, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.45%),
6.304%, 12/16/40	677,761	134,149
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	894,242	191,929

Global Income Trust 39

	Principal
MORTGAGE-BACKED SECURITIES (27.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.999%, 3/20/43	$1,073,438	$109,469
IFB Ser. 20-32, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.949%, 3/20/50	1,765,654	259,824
Ser. 18-21, Class IN, IO, 5.00%, 2/20/48	502,302	77,967
Ser. 14-76, IO, 5.00%, 5/20/44	429,045	70,597
Ser. 14-25, Class QI, IO, 5.00%, 1/20/44	828,268	129,802
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	140,760	24,806
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	293,688	54,241
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	93,726	16,629
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	8,616,004	1,350,989
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	1,072,678	173,367
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	301,246	25,269
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	825,766	145,040
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	1,325,509	222,639
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	673,018	59,897
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	491,205	76,448
Ser. 16-138, Class GI, IO, 4.00%, 10/20/46	5,029,890	633,526
Ser. 16-19, Class PI, IO, 4.00%, 2/20/46	913,968	129,994
Ser. 16-47, Class CI, IO, 4.00%, 9/20/45	1,716,721	175,363
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	919,757	90,642
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	996,516	117,696
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	280,978	29,378
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	1,946,485	223,846
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	256,907	22,079
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	882,174	135,635
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	646,737	39,695
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	611,005	17,597
Ser. 15-H03, Class DI, IO, 3.231%, 1/20/65	3,986,184	328,860
Ser. 15-H09, Class AI, IO, 3.223%, 4/20/65	4,779,700	387,304
Ser. 16-H07, Class HI, IO, 3.093%, 2/20/66	3,292,426	285,628
Ser. 16-H01, Class AI, IO, 3.076%, 1/20/66	1,920,297	142,663
Ser. 16-H13, Class EI, IO, 3.048%, 4/20/66	2,401,767	233,192
Ser. 15-H26, Class DI, IO, 2.837%, 10/20/65	2,318,440	208,337
Ser. 16-H23, Class NI, IO, 2.617%, 10/20/66	4,048,612	395,145
Ser. 16-H16, Class EI, IO, 2.495%, 6/20/66 W	3,208,696	297,767
Ser. 16-H20, Class NI, IO, 2.477%, 9/20/66	1,845,451	166,604
Ser. 17-H11, Class NI, IO, 2.426%, 5/20/67	3,453,656	346,571
Ser. 17-H04, Class BI, IO, 2.408%, 2/20/67	2,919,646	314,128
Ser. 17-H02, Class BI, IO, 2.352%, 1/20/67	3,265,105	328,976
Ser. 14-H21, Class AI, IO, 2.259%, 10/20/64	2,512,449	200,740
Ser. 17-H19, Class MI, IO, 2.059%, 4/20/67	1,967,281	191,023
Ser. 15-H26, Class EI, IO, 1.732%, 10/20/65	2,417,757	195,838
Ser. 15-H25, Class AI, IO, 1.631%, 9/20/65	2,513,882	178,486
Ser. 14-H12, Class BI, IO, 1.581%, 5/20/64	3,224,196	220,874
Ser. 16-H25, Class GI, IO, 1.503%, 11/20/66	2,918,762	126,000
		11,695,961

40 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (27.9%)* cont.	amount	Value
Commercial mortgage-backed securities (13.1%)
Bank FRB Ser. 19-BN20, Class XA, IO, 0.838%, 9/15/62 W	$9,993,677	$614,611
Barclays Commercial Mortgage Trust Ser. 19-C3, Class B,
4.096%, 5/15/52	280,000	313,621
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.518%, 3/11/39 (In default) † W	115,106	81,725
FRB Ser. 06-PW14, Class X1, IO, 0.555%, 12/11/38 W	71,705	739
CD Commercial Mortgage Trust Ser. 17-CD3, Class A4,
3.631%, 2/10/50	267,000	299,962
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.739%, 12/15/47 W	1,053,000	980,954
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.109%, 11/10/46 W	256,000	251,971
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	682,000	736,554
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.092%, 3/10/47 W	132,000	126,143
FRB Ser. 06-C5, Class XC, IO, 0.517%, 10/15/49 W	2,324,784	44
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.795%, 7/15/47 W	393,000	386,374
FRB Ser. 14-CR17, Class C, 4.783%, 5/10/47 W	692,000	678,663
FRB Ser. 14-UBS6, Class C, 4.446%, 12/10/47 W	110,000	104,555
Ser. 14-CR21, Class B, 4.339%, 12/10/47 W	433,000	450,580
FRB Ser. 15-LC19, Class C, 4.236%, 2/10/48 W	420,000	425,132
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	345,000	372,949
Ser. 14-CR19, Class AM, 4.08%, 8/10/47	574,000	625,401
Ser. 15-CR27, Class AM, 3.984%, 10/10/48	264,000	289,061
FRB Ser. 14-UBS6, Class XA, IO, 0.888%, 12/10/47 W	8,881,993	243,962
FRB Ser. 15-LC21, Class XA, IO, 0.693%, 7/10/48 W	10,631,391	276,946
COMM Mortgage Trust 144A
FRB Ser. 13-CR11, Class C, 5.12%, 8/10/50 W	525,000	518,243
FRB Ser. 12-CR2, Class D, 4.831%, 8/15/45 W	400,000	348,284
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class AX, IO, 0.90%, 9/15/39 W	9,977	—
FRB Ser. 07-C2, Class AX, IO, 0.014%, 1/15/49 W	687,511	1
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.173%, 5/15/38 W	19,445	381
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.268%, 4/15/50 W	819,000	762,364
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.358%, 12/15/49 W	822,000	682,872
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC3A, Class D, 5.335%, 8/10/44 W	1,504,000	1,401,406
Ser. 11-LC2A, Class B, 4.998%, 7/10/44 W	329,000	332,651
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K113,
Class XAM, IO, 1.693%, 6/25/30 W	2,243,000	303,476
Multifamily Structured Pass-Through Certificates FRB Ser. K111,
Class X1, IO, 1.573%, 5/25/30 W	2,254,896	285,831
Multifamily Structured Pass-Through Certificates FRB Ser. K113,
Class X1, IO, 1.49%, 6/25/30 W	3,028,973	337,946
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class XAM, IO, 1.384%, 1/25/30 W	3,017,000	345,835

Global Income Trust 41

	Principal
MORTGAGE-BACKED SECURITIES (27.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K098,
Class X1, IO, 1.145%, 8/25/29 W	$2,807,074	$240,555
Multifamily Structured Pass-Through Certificates FRB Ser. K118,
Class X1, IO, 1.055%, 10/25/53 W	4,602,000	366,722
Multifamily Structured Pass-Through Certificates FRB Ser. K087,
Class X1, IO, 0.362%, 12/25/28 W	13,550,462	375,996
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.068%, 12/10/49 W	2,809,243	179
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.491%, 2/10/46 W	7,103,483	210,989
GS Mortgage Securities Trust
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	354,000	391,170
Ser. 19-GC42, Class AS, 3.212%, 9/1/52	350,000	382,410
Ser. 16-GS3, Class A4, 2.85%, 10/10/49	452,000	489,697
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.981%, 8/10/43 W	428,000	64,200
FRB Ser. 11-GC3, Class D, 5.61%, 3/10/44 W	280,000	266,627
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	236,000	243,976
FRB Ser. 13-GC14, Class B, 4.743%, 8/10/46 W	282,000	302,691
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.677%, 4/15/47 W	777,000	750,524
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	225,000	187,201
Ser. 15-C29, Class B, 4.118%, 5/15/48 W	586,000	606,449
FRB Ser. 13-C12, Class B, 4.099%, 7/15/45 W	285,000	297,706
FRB Ser. 15-C33, Class XA, IO, 0.907%, 12/15/48 W	3,430,881	136,938
FRB Ser. 14-C22, Class XA, IO, 0.831%, 9/15/47 W	9,595,344	250,643
FRB Ser. 13-C12, Class XA, IO, 0.474%, 7/15/45 W	20,386,559	192,979
JPMBB Commercial Mortgage Securities Trust 144A FRB
Ser. 13-C17, Class D, 4.892%, 1/15/47 W	505,000	442,681
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class AS, 4.117%, 5/15/45	264,000	273,019
Ser. 13-C10, Class AS, 3.372%, 12/15/47	259,000	267,886
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	339,000	350,248
FRB Ser. 13-C16, Class XA, IO, 0.926%, 12/15/46 W	8,804,932	204,193
FRB Ser. 06-CB17, Class X, IO, 0.652%, 12/12/43 W	566,947	4,606
FRB Ser. 06-LDP8, Class X, IO, 0.288%, 5/15/45 W	939,834	7
FRB Ser. 07-LDPX, Class X, IO, 0.052%, 1/15/49 W	900,567	9
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.654%, 11/15/43 W	237,000	225,178
FRB Ser. 12-C6, Class E, 5.152%, 5/15/45 W	1,313,000	643,370
FRB Ser. 12-C8, Class D, 4.67%, 10/15/45 W	1,260,000	1,034,696
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.165%, 2/15/40 W	18,461	2
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.689%, 9/15/39 W	1,167,687	4,735
FRB Ser. 07-C2, Class XCL, IO, 0.165%, 2/15/40 W	118,320	13
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 6.571%, 12/15/49 W	1,175	—

42 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (27.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 4.942%, 2/15/47 W	$220,000	$231,894
Ser. 14-C18, Class C, 4.524%, 10/15/47 W	289,000	281,153
FRB Ser. 14-C17, Class C, 4.479%, 8/15/47 W	591,000	538,588
FRB Ser. 15-C24, Class B, 4.342%, 5/15/48 W	242,000	257,673
Ser. 14-C15, Class A4, 4.051%, 4/15/47	556,000	604,589
Ser. 13-C8, Class B, 3.559%, 12/15/48 W	286,000	294,407
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.675%, 8/15/45 W	687,000	666,525
FRB Ser. 12-C6, Class D, 4.606%, 11/15/45 W	278,000	264,100
FRB Ser. 13-C9, Class D, 4.119%, 5/15/46 W	274,000	224,680
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	123,258	27,117
Ser. 16-BNK2, Class AS, 3.282%, 11/15/49	237,000	253,217
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class B, 5.244%, 7/15/49 W	503,000	511,233
FRB Ser. 11-C3, Class D, 5.244%, 7/15/49 W	185,000	166,974
Multifamily Connecticut Avenue Securities Trust 144A FRB
Ser. 19-01, Class M7, 1.849%, 10/15/49	484,671	462,861
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.036%, 12/15/50 W	4,798,727	258,041
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.569%, 5/10/45 W	285,000	264,657
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.605%, 12/10/45 W	2,437,846	58,868
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.275%, 7/15/46 W	363,000	312,326
Ser. 17-C39, Class A5, 3.418%, 9/15/50	338,000	378,187
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	418,000	416,276
FRB Ser. 16-LC25, Class XA, IO, 0.969%, 12/15/59 W	4,792,095	188,495
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class B, 4.723%, 3/15/47 W	899,000	884,238
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	799,000	855,154
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	525,000	557,653
Ser. 13-C12, Class AS, 3.56%, 3/15/48	348,000	362,997
Ser. 13-C11, Class AS, 3.311%, 3/15/45	386,000	396,978
FRB Ser. 13-C14, Class XA, IO, 0.72%, 6/15/46 W	12,392,255	171,019
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.672%, 2/15/44 W	620,000	615,029
FRB Ser. 11-C4, Class C, 5.221%, 6/15/44 W	292,000	288,404
Ser. 11-C4, Class E, 5.221%, 6/15/44 W	163,000	91,154
FRB Ser. 12-C10, Class D, 4.428%, 12/15/45 W	298,000	107,285
FRB Ser. 12-C10, Class XA, IO, 1.526%, 12/15/45 W	3,543,112	86,172
		32,865,476
Residential mortgage-backed securities (non-agency) (10.2%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.339%, 5/25/47	313,380	157,706
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	259,194	263,814
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 0.749%, 9/25/45	164,428	150,362

Global Income Trust 43

	Principal
MORTGAGE-BACKED SECURITIES (27.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bellemeade Re, Ltd. 144A
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.649%,
10/25/29 (Bermuda)	$190,000	$184,877
FRB Ser. 20-2A, Class M1A, (1 Month US LIBOR + 2.30%), 2.449%,
8/26/30 (Bermuda)	224,000	224,780
BRAVO Residential Funding Trust 144A Ser. 19-NQM1, Class A3,
2.996%, 7/25/59 W	187,993	191,589
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4,
(1 Month US LIBOR + 0.24%), 0.389%, 6/25/36	180,000	164,983
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%),
0.329%, 11/25/47	303,199	239,624
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.804%, 5/25/35 W	233,664	238,505
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A2,
3.094%, 3/25/65 W	665,000	690,669
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
1.842%, 8/25/46	162,062	150,931
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
1.822%, 6/25/46	391,013	342,196
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
0.499%, 8/25/36	351,446	162,948
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
0.339%, 8/25/46	390,416	374,262
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
0.331%, 2/20/47	225,881	171,549
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 1.849%, 11/25/28 (Bermuda)	258,096	254,246
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 5.149%, 12/25/28	865,113	905,452
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.949%, 5/25/28	268,895	275,619
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.899%, 10/25/24	155,932	157,705
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.799%, 10/25/28	1,014,083	1,053,324
Structured Agency Credit Risk Debt FRN Ser. 14-DN4, Class M3,
(1 Month US LIBOR + 4.55%), 4.699%, 10/25/24	282,924	287,595
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.999%, 3/25/29	500,000	516,855
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3,
(1 Month US LIBOR + 3.80%), 3.949%, 3/25/29	239,933	247,978
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.899%, 9/25/24	250,000	255,054
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2,
(1 Month US LIBOR + 3.45%), 3.599%, 10/25/29	282,000	289,297
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2B,
(1 Month US LIBOR + 2.50%), 2.649%, 3/25/30	639,000	632,850

44 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (27.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 2.099%, 5/25/25	$18,339	$18,339
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1,
(1 Month US LIBOR + 1.20%), 1.349%, 10/25/29	82,668	82,813
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.799%, 1/25/49	56,748	55,833
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.599%, 3/25/49	5,574	5,486
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.499%, 2/25/49	10,859	10,666
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.449%, 10/25/48	11,800	11,468
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 2.049%, 1/25/50	236,000	231,209
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M1, (1 Month US LIBOR + 1.30%), 1.449%, 9/25/50	250,000	250,195
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5,
Class M1, (STOCKHOLM IBOR 3 Month + 1.30%), 1.387%, 10/25/50	43,000	43,040
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.899%, 8/25/28	76,303	81,001
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.149%, 9/25/28	480,601	505,130
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.049%, 10/25/28	62,085	65,430
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.849%, 4/25/28	283,258	299,898
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.699%, 4/25/28	699,533	733,668
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 5.449%, 10/25/28	347,545	366,443
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.149%, 7/25/25	28,205	29,021
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.149%, 11/25/24	91,076	93,125
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.599%, 1/25/29	562,204	580,500
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.499%, 5/25/29	370,179	382,234
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 4.449%, 2/25/25	172,729	175,198
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.399%, 4/25/29	704,332	727,643
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.399%, 1/25/29	476,622	492,000
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.149%, 5/25/25	73,722	74,250
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.149%, 5/25/25	160,032	161,904

Global Income Trust 45

	Principal
MORTGAGE-BACKED SECURITIES (27.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.699%, 7/25/29	$331,361	$340,528
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.049%, 7/25/24	1,076,980	1,071,794
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 2.499%, 1/25/31	61,722	60,256
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3,
(1 Month US LIBOR + 1.35%), 1.499%, 9/25/29	251,800	249,030
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.399%, 7/25/29	230,000	232,468
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2,
(1 Month US LIBOR + 1.00%), 1.149%, 5/25/30	603,000	598,355
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.599%, 7/25/31	50,039	49,601
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.299%, 11/25/39	65,105	58,657
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.199%, 1/25/40	1,738,000	1,699,608
GCAT Trust 144A Ser. 20-NQM2, Class A2, 2.272%, 4/25/65	200,851	203,265
GSAA Home Equity Trust Ser. 06-15, Class AF3A, 5.882%, 9/25/36 W	1,069,881	508,387
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 1.749%, 10/25/28 (Bermuda)	87,005	85,958
Homeward Opportunities Fund I Trust 144A Ser. 20-2, Class A2,
2.635%, 5/25/65 W	200,000	199,855
JP Morgan Alternative Loan Trust FRB Ser. 07-S1, Class A1, (1 Month
US LIBOR + 0.28%), 0.429%, 4/25/47	305,048	294,276
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	290,671	292,415
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	377,577	377,577
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	729,645	727,092
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.786%, 2/25/35 W	117,626	122,216
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.973%, 8/26/47 W	170,000	163,496
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 1.049%, 1/25/48	110,034	108,479
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	321,683	323,805
Pretium Mortgage Credit Partners, LLC 144A Ser. 20-RPL2,
Class A1, 3.179%, 6/27/69	250,000	250,000
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 0.669%, 3/25/34	186,815	173,451
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 1.049%, 11/25/34	800,930	800,242
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
0.999%, 5/25/47	332,341	256,055
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
0.329%, 1/25/37	216,279	189,158

46 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (27.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Vista Point Securitization Trust 144A FRB Ser. 20-2, Class A2,
1.986%, 4/25/65 W	$256,406	$258,489
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.035%, 9/25/35 W	158,337	159,142
FRB Ser. 05-AR12, Class 1A8, 2.927%, 10/25/35 W	460,498	452,996
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
1.109%, 7/25/45	337,243	320,482
FRB Ser. 05-AR1, Class A1B, (1 Month US LIBOR + 0.78%),
0.929%, 1/25/45	190,014	206,165
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
0.639%, 10/25/45	220,692	214,473
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.37%),
0.519%, 1/25/45	288,964	280,295
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR5,
Class 1A1, 3.99%, 4/25/36 W	118,886	117,103
		25,506,433
Total mortgage-backed securities (cost $74,247,501)		$70,067,870

	Principal
ASSET-BACKED SECURITIES (2.8%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE,
(BBA LIBOR USD 3 Month + 2.90%), 3.125%, 7/25/24	$568,000	$569,420
LHOME Mortgage Trust 144A Ser. 19-RTL2, Class A1,
3.844%, 3/25/24	190,000	194,807
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%),
1.049%, 10/25/53	275,000	275,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.949%, 6/25/52	309,000	307,455
MRA Issuance Trust 144A FRB Ser. 20-2, Class A2, (1 Month
US LIBOR + 1.45%), 1.599%, 7/21/21	783,000	783,000
RMF Buyout Issuance Trust 144A Ser. 20-2, Class M1,
2.149%, 6/25/30 W	980,000	986,860
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.899%, 9/7/21	636,000	636,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.649%, 10/10/21	623,000	623,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.299%, 6/25/51	618,000	618,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
0.979%, 3/26/21	622,000	622,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%),
zero %, 12/10/21	618,000	618,000
Toorak Mortgage Corp., Ltd. 144A
Ser. 19-1, Class A1, 4.336%, 3/25/22 W	490,000	497,350
Ser. 20-1, Class A1, 3.25%, 3/25/23 W	350,000	353,882
Total asset-backed securities (cost $7,061,984)		$7,084,774

Global Income Trust 47

PURCHASED SWAP OPTIONS OUTSTANDING (1.2%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(1.315)/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.315		$3,150,600	$125,992
0.30/3 month USD-LIBOR-BBA/Jun-24	Jun-22/0.30		14,042,100	30,050
Citibank, N.A.
(1.3175)/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.3175		3,150,600	125,016
(1.232)/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.232		1,400,300	72,788
1.629/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629		869,200	49,927
1.232/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.232		1,400,300	48,590
1.996/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996		869,200	27,980
(1.996)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996		869,200	1,286
(1.629)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629		869,200	1
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		372,600	54,120
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		372,600	7,910
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983		650,200	4,044
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		1,593,600	210,642
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		1,593,600	206,355
1.101/3 month USD-LIBOR-BBA/Mar-31	Mar-21/1.101		5,614,000	143,775
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		1,593,600	35,155
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		1,593,600	34,055
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		1,590,200	584,255
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		1,590,200	574,333
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		1,590,200	496,445
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		701,800	126,850
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		1,059,500	62,256
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		1,059,500	37,273
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		278,700	273
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		701,800	28
Toronto-Dominion Bank
(1.04)/3 month USD-LIBOR-BBA/Mar-55 (Canada)	Mar-25/1.04		84,000	15,459
UBS AG
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	698,900	23,312
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	698,900	8,907
Total purchased swap options outstanding (cost $1,825,769)				$3,107,077

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
AUD/USD (Put)	Nov-20/$0.70	$3,346,558	AUD	4,760,734	$24,917
EUR/USD (Call)	Feb-21/1.23	7,507,395	EUR	6,443,010	18,572
EUR/USD (Call)	Jan-21/1.22	5,042,286	EUR	4,327,400	12,534
GBP/USD (Put)	Dec-20/1.23	3,843,449	GBP	2,967,800	13,445
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.10	7,599,784	EUR	6,522,300	2,704
EUR/NOK (Put)	Mar-21/NOK 10.45	2,122,994	EUR	1,822,000	9,513
EUR/SEK (Put)	Mar-21/SEK 10.25	1,592,246	EUR	1,366,500	17,023

48 Global Income Trust

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)* cont.	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Goldman Sachs International
EUR/USD (Call)	Jan-21/$1.21	$88,455,342	EUR	75,914,300	$308,033
EUR/USD (Call)	Jan-21/1.29	88,455,342	EUR	75,914,300	17,771
USD/CAD (Put)	Jan-21/CAD 1.29	5,048,100		$5,048,100	17,577
USD/MXN (Put)	Apr-21/MXN 20.50	3,800,600		3,800,600	76,191
HSBC Bank USA, National
Association
AUD/USD (Call)	Mar-21/$0.76	4,972,106	AUD	7,073,200	17,640
EUR/USD (Call)	Mar-21/1.20	2,830,660	EUR	2,429,334	22,909
NZD/USD (Call)	Mar-21/0.69	2,127,709	NZD	3,216,734	25,867
	Mar-21/KRW
USD/KRW (Put)	1130.00	2,134,300		$2,134,300	39,173
USD/SGD (Put)	Mar-21/SGD 1.35	1,600,734		1,600,734	9,559
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Dec-20/$104.55	17,000,000		17,000,000	41,650
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-20/106.78	5,000,000		5,000,000	3,700
USD/MXN (Put)	Apr-21/MXN 20.50	1,422,866		1,422,866	28,432
USD/SGD (Put)	Apr-21/SGD 1.34	1,600,733		1,600,733	9,912
Morgan Stanley & Co.
International PLC
EUR/USD (Call)	Mar-21/$1.23	5,004,930	EUR	4,295,340	15,008
USD/CNH (Put)	Apr-21/CNH 6.65	6,334,300		$6,334,300	59,473
USD/MXN (Put)	Mar-21/MXN 20.75	1,422,868		1,422,868	33,338
UBS AG
EUR/NOK (Put)	Apr-21/NOK 10.45	2,122,994	EUR	1,822,000	12,286
EUR/USD (Call)	Feb-21/$1.23	7,507,395	EUR	6,443,010	18,572
Total purchased options outstanding (cost $2,059,351)					$855,799

	Principal amount/
SHORT-TERM INVESTMENTS (6.0%)*		shares	Value
Putnam Short Term Investment Fund Class P 0.17% L	Shares	7,237,903	$7,237,903
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	1,520,000	1,520,000
U.S. Treasury Bills 0.107%, 12/3/20 §		$200,000	199,985
U.S. Treasury Bills 0.104%, 12/15/20 # ∆ §		1,200,000	1,199,878
U.S. Treasury Bills 0.104%, 12/8/20 # ∆ §		300,000	299,974
U.S. Treasury Bills 0.099%, 12/10/20 §		900,000	899,915
U.S. Treasury Bills 0.099%, 11/19/20 ∆ §		300,000	299,989
U.S. Treasury Bills 0.095%, 11/12/20 # ∆ §		600,000	599,988
U.S. Treasury Cash Management Bills 0.090%, 1/5/21 ∆ §		1,600,000	1,599,744
U.S. Treasury Cash Management Bills 0.087%, 1/26/21 ∆		100,000	99,966
U.S. Treasury Cash Management Bills 0.082%, 1/19/21 # ∆ §		1,000,000	999,816
Total short-term investments (cost $14,957,120)			$14,957,158

TOTAL INVESTMENTS
Total investments (cost $424,144,388)	$434,000,986

Global Income Trust 49

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
CNY	Chinese Yuan (Onshore)
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD /$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through October 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $250,832,807.

† This security is non-income-producing.

50 Global Income Trust

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $772,883 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,355,799 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $3,909,520 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $103,060,414 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.2%	Supra-Nation	1.0%
Japan	6.2	Switzerland	0.7
France	2.4	Mexico	0.6
Italy	1.8	Australia	0.5
Canada	1.5	Belgium	0.5
Spain	1.5	Other	5.8
United Kingdom	1.3	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Income Trust 51

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $138,987,567)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/20/21	$375,150	$393,906	$(18,756)
	Canadian Dollar	Sell	1/20/21	3,584,198	3,597,929	13,731
	Chinese Yuan (Offshore)	Sell	11/18/20	15,559	14,911	(648)
	Czech Koruna	Buy	12/16/20	299,520	319,853	(20,333)
	Euro	Sell	12/16/20	1,913,161	1,948,123	34,962
	Hong Kong Dollar	Sell	11/18/20	755,655	755,724	69
	Japanese Yen	Sell	11/18/20	94,601	94,324	(277)
	Mexican Peso	Sell	1/20/21	343,532	337,559	(5,973)
	New Zealand Dollar	Sell	1/20/21	329,954	324,563	(5,391)
	Russian Ruble	Buy	12/16/20	243,236	256,219	(12,983)
Barclays Bank PLC
	British Pound	Buy	12/16/20	58,317	59,989	(1,672)
	Canadian Dollar	Sell	1/20/21	330,765	332,229	1,464
	Euro	Buy	12/16/20	433,230	441,656	(8,426)
	Indonesian Rupiah	Buy	11/18/20	137,893	137,310	583
	Japanese Yen	Buy	11/18/20	3,137,540	3,118,571	18,969
	New Zealand Dollar	Buy	1/20/21	492,682	495,156	(2,474)
	Peruvian New Sol	Buy	1/20/21	77,799	78,471	(672)
	Polish Zloty	Sell	12/16/20	225,534	243,096	17,562
	Swedish Krona	Sell	12/16/20	891,452	908,655	17,203
	Swiss Franc	Sell	12/16/20	38,767	39,084	317
Citibank, N.A.
	British Pound	Sell	12/16/20	840,665	864,614	23,949
	Canadian Dollar	Buy	1/20/21	420,796	422,659	(1,863)
	Chilean Peso	Buy	1/20/21	763,505	743,151	20,354
	Danish Krone	Sell	12/16/20	252,929	259,757	6,828
	Euro	Sell	12/16/20	2,005,846	2,036,725	30,879
	Japanese Yen	Buy	11/18/20	1,486,450	1,477,360	9,090
	New Zealand Dollar	Sell	1/20/21	586,709	588,764	2,055
	Romanian Leu	Buy	12/16/20	82,350	83,710	(1,360)
	Swedish Krona	Sell	12/16/20	561,986	572,734	10,748
	Swiss Franc	Buy	12/16/20	410,284	413,543	(3,259)
	Thai Baht	Buy	11/18/20	401,207	401,931	(724)
Credit Suisse International
	Australian Dollar	Sell	1/20/21	3,164	3,235	71
	British Pound	Sell	12/16/20	75,941	80,418	4,477
	Canadian Dollar	Sell	1/20/21	596,578	599,193	2,615
	Euro	Sell	12/16/20	145,848	143,727	(2,121)
	New Zealand Dollar	Buy	1/20/21	151,884	152,639	(755)
Goldman Sachs International
	Australian Dollar	Buy	1/20/21	129,035	131,768	(2,733)
	British Pound	Sell	12/16/20	51,448	52,970	1,522
	Canadian Dollar	Buy	1/20/21	1,372,617	1,378,841	(6,224)
	Chinese Yuan (Offshore)	Buy	11/18/20	1,123,759	1,076,849	46,910

52 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $138,987,567) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Czech Koruna	Sell	12/16/20	$139,157	$141,201	$2,044
	Euro	Buy	12/16/20	7,567,069	7,715,021	(147,952)
	Hong Kong Dollar	Sell	11/18/20	201,764	201,793	29
	Indonesian Rupiah	Buy	11/18/20	379,724	376,394	3,330
	Japanese Yen	Sell	11/18/20	5,104,594	5,069,272	(35,322)
	New Taiwan Dollar	Sell	2/17/21	638,718	642,122	3,404
	New Zealand Dollar	Sell	1/20/21	177,937	177,227	(710)
	Norwegian Krone	Buy	12/16/20	163,570	164,423	(853)
	Russian Ruble	Sell	12/16/20	29,433	30,999	1,566
	South African Rand	Sell	1/20/21	651,958	637,444	(14,514)
	Swedish Krona	Buy	12/16/20	861,037	877,268	(16,231)
	Swiss Franc	Buy	12/16/20	735,056	740,873	(5,817)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/20/21	611,071	624,938	(13,867)
	British Pound	Buy	12/16/20	288,212	303,084	(14,872)
	Canadian Dollar	Buy	1/20/21	381,675	383,430	(1,755)
	Chinese Yuan (Offshore)	Buy	11/18/20	7,165,951	6,865,880	300,071
	Euro	Sell	12/16/20	14,763,047	15,050,468	287,421
	Hong Kong Dollar	Sell	11/18/20	1,265,534	1,265,575	41
	Indian Rupee	Buy	2/17/21	619,940	622,970	(3,030)
	Indian Rupee	Sell	2/17/21	623,835	619,920	(3,915)
	Japanese Yen	Sell	11/18/20	150,315	150,296	(19)
	New Zealand Dollar	Sell	1/20/21	304,629	306,590	1,961
	Norwegian Krone	Buy	12/16/20	286,034	290,994	(4,960)
	South Korean Won	Buy	2/17/21	648,678	634,852	13,826
	Swedish Krona	Buy	12/16/20	153,033	153,886	(853)
	Swiss Franc	Sell	12/16/20	475,588	474,540	(1,048)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/20/21	221,293	226,020	4,727
	British Pound	Buy	12/16/20	15,162	2,356	12,806
	Canadian Dollar	Sell	1/20/21	915,178	919,658	4,480
	Chinese Yuan (Offshore)	Buy	2/18/21	1,970	3,878	(1,908)
	Euro	Buy	12/16/20	11,412,043	11,644,425	(232,382)
	Indian Rupee	Buy	2/17/21	619,940	622,720	(2,780)
	Indian Rupee	Sell	2/17/21	623,837	620,415	(3,422)
	Japanese Yen	Sell	11/18/20	2,123,672	2,107,206	(16,466)
	New Taiwan Dollar	Sell	2/17/21	638,232	647,300	9,068
	New Zealand Dollar	Buy	1/20/21	45,625	45,859	(234)
	Norwegian Krone	Sell	12/16/20	454,538	485,111	30,573
	Singapore Dollar	Buy	11/18/20	219,481	217,638	1,843
	South Korean Won	Buy	11/18/20	1,352,331	1,295,307	57,024
	South Korean Won	Buy	2/17/21	649,299	633,040	16,259
	Swedish Krona	Sell	12/16/20	663,274	672,839	9,565
	Swiss Franc	Buy	12/16/20	7,430	7,486	(56)

Global Income Trust 53

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $138,987,567) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/20/21	$427,890	$437,002	$(9,112)
	British Pound	Buy	12/16/20	1,049,179	1,056,317	(7,138)
	Canadian Dollar	Buy	1/20/21	1,197,211	1,201,332	(4,121)
	Euro	Buy	12/16/20	945,039	963,769	(18,730)
	Japanese Yen	Buy	11/18/20	168,558	164,275	4,283
	New Zealand Dollar	Buy	1/20/21	788,517	797,961	(9,444)
	Norwegian Krone	Buy	12/16/20	150,008	160,924	(10,916)
	Swedish Krona	Buy	12/16/20	314,523	319,307	(4,784)
	Swedish Krona	Sell	12/16/20	319,875	318,287	(1,588)
	Swiss Franc	Buy	12/16/20	15,177	17,648	(2,471)
NatWest Markets PLC
	Australian Dollar	Sell	1/20/21	463,682	473,868	10,186
	British Pound	Buy	12/16/20	130,240	117,930	12,310
	Canadian Dollar	Buy	1/20/21	354,192	355,482	(1,290)
	Euro	Sell	12/16/20	26,815	29,993	3,178
	Japanese Yen	Buy	11/18/20	754,624	741,959	12,665
	New Zealand Dollar	Sell	1/20/21	177,871	178,724	853
	Swedish Krona	Sell	12/16/20	510,139	518,688	8,549
	Swiss Franc	Buy	12/16/20	159,113	158,915	198
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/20/21	1,957,957	1,992,727	34,770
	British Pound	Sell	12/16/20	1,573,509	1,647,377	73,868
	Canadian Dollar	Buy	1/20/21	1,384,706	1,392,410	(7,704)
	Chinese Yuan (Offshore)	Buy	11/18/20	1,650,830	1,595,739	55,091
	Euro	Sell	12/16/20	4,839,679	4,924,403	84,724
	Hong Kong Dollar	Sell	11/18/20	2,512,198	2,512,374	176
	Hungarian Forint	Buy	12/16/20	131,378	139,068	(7,690)
	Israeli Shekel	Buy	1/20/21	161,047	161,492	(445)
	Japanese Yen	Buy	11/18/20	2,955,024	2,937,506	17,518
	New Zealand Dollar	Sell	1/20/21	1,033,568	1,040,291	6,723
	Norwegian Krone	Sell	12/16/20	323,769	316,329	(7,440)
	Swedish Krona	Buy	12/16/20	483,399	484,057	(658)
	Swiss Franc	Buy	12/16/20	981,864	994,233	(12,369)
Toronto-Dominion Bank
	Australian Dollar	Buy	1/20/21	460,799	470,617	(9,818)
	British Pound	Buy	12/16/20	66,740	64,535	2,205
	Canadian Dollar	Sell	1/20/21	834,158	837,869	3,711
	Euro	Sell	12/16/20	879,984	898,798	18,814
	Hong Kong Dollar	Sell	11/18/20	292,353	292,384	31
	New Zealand Dollar	Sell	1/20/21	926	930	4
	Swedish Krona	Buy	12/16/20	3,891	4,848	(957)
	Swiss Franc	Buy	12/16/20	661,458	666,784	(5,326)

54 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $138,987,567) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG
	Australian Dollar	Sell	1/20/21	$1,150,346	$1,162,114	$11,768
	Australian Dollar	Buy	3/15/21	799,927	814,921	(14,994)
	Australian Dollar	Sell	3/15/21	799,927	820,717	20,790
	British Pound	Sell	12/16/20	2,941,226	3,030,634	89,408
	Canadian Dollar	Buy	1/20/21	1,393,642	1,400,126	(6,484)
	Euro	Buy	12/16/20	4,607,325	4,700,894	(93,569)
	Hong Kong Dollar	Sell	11/18/20	590,884	590,959	75
	Japanese Yen	Buy	11/18/20	971,230	960,900	10,330
	New Zealand Dollar	Buy	1/20/21	1,370,531	1,377,651	(7,120)
	Norwegian Krone	Sell	12/16/20	459,722	492,985	33,263
	Swedish Krona	Buy	12/16/20	804,692	816,674	(11,982)
WestPac Banking Corp.
	Australian Dollar	Sell	1/20/21	169,398	170,228	830
	British Pound	Buy	12/16/20	553,230	547,168	6,062
	Canadian Dollar	Sell	1/20/21	8,710	8,749	39
	Chinese Yuan (Offshore)	Buy	2/18/21	1,970	3,883	(1,913)
	Euro	Buy	12/16/20	233,636	235,840	(2,204)
	Japanese Yen	Sell	11/18/20	193,298	191,987	(1,311)
	New Zealand Dollar	Sell	1/20/21	218,272	219,351	1,079
Unrealized appreciation						1,547,897
Unrealized (depreciation)						(881,188)
Total						$666,709

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Canadian Government Bond
5 yr (Long)	19	$1,846,313	$1,846,806	Dec-20	$245
Canadian Government Bond
10 yr (Short)	15	1,700,326	1,700,518	Dec-20	(1,838)
Euro-Bobl 5 yr (Long)	13	2,058,104	2,057,133	Dec-20	16,930
Euro-Bund 10 yr (Short)	2	410,500	410,306	Dec-20	(7,807)
Euro-Buxl 30 yr (Long)	5	1,332,756	1,332,127	Dec-20	78,603
Euro-Schatz 2 yr (Short)	7	917,310	916,877	Dec-20	(2,012)
Japanese Government Bond
10 yr (Long)	5	7,254,836	7,253,451	Dec-20	927
Japanese Government Bond
10 yr (Short)	10	14,509,673	14,506,901	Dec-20	(1,967)
Japanese Government Bond
10 yr Mini (Long)	4	580,387	580,276	Dec-20	(94)
U.K. Gilt 10 yr (Long)	17	2,987,111	2,988,147	Dec-20	(11,675)
U.S. Treasury Bond 30 yr (Long)	18	3,104,438	3,104,438	Dec-20	(72,166)
U.S. Treasury Bond Ultra 30 yr (Long)	41	8,815,000	8,815,000	Dec-20	(290,749)

Global Income Trust 55

FUTURES CONTRACTS OUTSTANDING at 10/31/20 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 2 yr (Short)	196	$43,285,375	$43,285,375	Dec-20	$(261)
U.S. Treasury Note 5 yr (Long)	68	8,540,906	8,540,906	Dec-20	(10,340)
U.S. Treasury Note 10 yr (Long)	40	5,528,750	5,528,750	Dec-20	(37,590)
U.S. Treasury Note Ultra 10 yr (Short)	4	629,125	629,125	Dec-20	5,272
Unrealized appreciation					101,977
Unrealized (depreciation)					(436,499)
Total					$(334,522)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/20 (premiums $2,277,353)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(0.00)/3 month USD-LIBOR-BBA/Jun-24	Jun-22/0.00		$14,042,100	$10,953
0.60/3 month USD-LIBOR-BBA/Jun-24	Jun-22/0.60		14,042,100	23,029
1.525/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.525		6,301,200	126,339
Citibank, N.A.
1.805/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		869,200	348
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		448,600	23,709
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		448,600	33,972
(1.242)/3 month USD-LIBOR-BBA/Apr-51	Apr-21/1.242		980,200	46,158
1.242/3 month USD-LIBOR-BBA/Apr-51	Apr-21/1.242		980,200	63,105
(1.805)/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		869,200	76,611
1.5275/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.5275		6,301,200	125,205
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		2,601,000	754
1.722/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	242,000	9,863
(1.722)/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	242,000	36,627
JPMorgan Chase Bank N.A.
1.333/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		$504,100	106
(1.333)/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		504,100	4,759
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	532,300	5,332
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$1,046,200	31,616
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		1,657,100	33,076
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		1,657,100	64,726
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		1,046,200	75,703
(0.7785)/3 month USD-LIBOR-BBA/Mar-31	Mar-21/0.7785		11,228,100	96,786
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	532,300	106,388
Morgan Stanley & Co. International PLC
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664		$1,114,700	1
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		191,400	2,331
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		191,400	2,400
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		1,059,500	19,060
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		191,400	28,831
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		191,400	29,412

56 Global Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/20 (premiums $2,277,353) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Morgan Stanley & Co. International PLC cont.
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	$1,059,500	$58,251
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75	1,590,200	459,059
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00	1,590,200	563,408
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00	1,590,200	573,760
Toronto-Dominion Bank
1.05/3 month USD-LIBOR-BBA/Mar-27	Mar-25/1.05	1,108,000	8,964
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	145,700	14,182
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	291,400	47,795
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	520,300	19,095
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	520,300	41,460
Total			$2,863,174

WRITTEN OPTIONS OUTSTANDING at 10/31/20 (premiums $1,232,419)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
AUD/USD (Put)	Nov-20/$0.68	$1,673,302	AUD	2,380,400	$3,333
EUR/USD (Call)	Feb-21/1.27	7,507,395	EUR	6,443,010	5,665
GBP/USD (Put)	Dec-20/1.20	3,843,449	GBP	2,967,800	6,009
Credit Suisse International
EUR/CHF (Call)	Dec-20/CHF 1.12	7,599,784	EUR	6,522,300	380
EUR/SEK (Put)	Mar-21/SEK 9.90	1,592,246	EUR	1,366,500	3,705
Goldman Sachs International
EUR/USD (Call)	Jan-21/$1.25	176,910,568	EUR	151,828,500	157,553
USD/CAD (Put)	Jan-21/CAD 1.26	5,048,100		$5,048,100	6,982
USD/MXN (Put)	Apr-21/MXN 19.00	7,601,100		7,601,100	36,554
HSBC Bank USA, National Association
AUD/USD (Call)	Mar-21/$0.80	4,972,106	AUD	7,073,200	3,401
EUR/USD (Call)	Mar-21/1.25	2,830,660	EUR	2,429,334	6,875
NZD/USD (Call)	Mar-21/0.73	2,127,709	NZD	3,216,734	5,936
USD/KRW (Put)	Mar-21/KRW 1085.00	2,134,300		$2,134,300	11,179
USD/SGD (Put)	Mar-21/SGD 1.31	1,600,734		1,600,734	2,580
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Dec-20/$104.55	17,000,000		17,000,000	39,100
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Put)	Nov-20/106.78	5,000,000		5,000,000	2,920
USD/MXN (Put)	Apr-21/MXN 19.75	1,422,866		1,422,866	15,228
USD/SGD (Put)	Apr-21/SGD 1.31	1,600,733		1,600,733	2,686

Global Income Trust 57

WRITTEN OPTIONS OUTSTANDING at 10/31/20 (premiums $1,232,419) cont.
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Morgan Stanley & Co. International PLC
EUR/USD (Call)	Mar-21/$1.27	$5,004,930	EUR	4,295,340	$5,123
USD/CNH (Put)	Apr-21/CNH 6.50	6,334,300		$6,334,300	22,278
USD/MXN (Put)	Mar-21/MXN 19.75	1,422,868		1,422,868	13,291
UBS AG
EUR/USD (Call)	Feb-21/$1.27	7,507,395	EUR	6,443,010	5,665
Total					$356,443

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/20
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	252,800	$(40,969)	$84,535
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$2,989,900	(27,582)	82,491
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	133,700	(30,493)	40,433
(0.765)/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765		$1,825,500	(43,264)	22,216
(0.925)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		564,100	(40,390)	17,673
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		1,070,200	(139,394)	15,486
(0.85)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		287,300	(20,973)	9,872
(0.003)/6 month JPY-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/0.003	JPY	14,130,600	(1,113)	(53)
0.003/6 month JPY-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/0.003	JPY	14,130,600	(1,113)	(950)
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		$802,700	(18,160)	(2,055)
0.85/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		287,300	(20,973)	(9,277)
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	133,700	(30,493)	(12,432)
0.925/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		$564,100	(40,390)	(16,224)
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	252,800	(20,484)	(16,838)
0.765/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765		$1,825,500	(43,264)	(19,715)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		2,989,900	(27,582)	(27,417)
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		1,070,200	(139,394)	(31,475)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		802,700	(377,410)	(164,160)

58 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/20 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	54,505,300	$(27,570)	$50,551
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	54,505,300	(27,570)	(26,978)
Citibank, N.A.
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		$377,000	(48,539)	61,195
(0.688)/3 month USD-LIBOR-BBA/
Nov-30 (Purchased)	Nov-20/0.688		151,100	(2,765)	272
(0.462)/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462		3,847,500	(37,273)	(2,539)
0.688/3 month USD-LIBOR-BBA/
Nov-30 (Purchased)	Nov-20/0.688		151,100	(2,765)	(2,605)
0.462/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462		3,847,500	(37,273)	(19,122)
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		377,000	(48,539)	(38,118)
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		2,092,900	19,150	18,355
(1.177)/3 month USD-LIBOR-BBA/
Jul-40 (Written)	Jul-30/1.177		110,100	8,346	2,603
1.177/3 month USD-LIBOR-BBA/
Jul-40 (Written)	Jul-30/1.177		110,100	8,346	(1,551)
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		2,092,900	19,150	(15,508)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		371,900	(46,952)	47,347
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		609,000	(55,845)	46,040
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		609,000	(91,046)	(33,404)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		371,900	(46,952)	(34,181)
(2.13)/3 month USD-LIBOR-BBA/
Dec-30 (Purchased)	Dec-20/2.13		2,911,300	(41,122)	(40,991)
0.555/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	470,100	35,495	10,233
(0.555)/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	470,100	35,495	(8,065)
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		$6,153,900	(874,038)	756,745
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		1,859,600	(259,647)	468,210
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	759,100	(97,077)	257,092

Global Income Trust 59

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/20 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		$377,000	$(58,284)	$65,764
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		628,600	(36,333)	35,843
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		187,600	(21,668)	19,056
(1.445)/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	261,200	(9,791)	1,221
1.692/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	163,800	(5,110)	943
(1.441)/6 month AUD-BBR-BBSW/
Jul-45 (Purchased)	Jul-25/1.441	AUD	125,100	(7,399)	44
1.441/6 month AUD-BBR-BBSW/
Jul-45 (Purchased)	Jul-25/1.441	AUD	125,100	(7,399)	(1,422)
(1.692)/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	163,800	(5,110)	(1,820)
1.445/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	261,200	(9,791)	(3,064)
(3.162)/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		$6,153,900	(7,508)	(7,508)
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		187,600	(21,668)	(8,979)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		377,000	(40,452)	(32,358)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		628,600	(65,374)	(41,092)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	759,100	(97,077)	(85,862)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$1,859,600	(259,647)	(248,424)
3.229/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		6,153,900	67,508	43,508
(1.168)/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168		1,539,000	99,035	32,950
(1.232)/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.232		333,100	21,402	6,319
(1.204)/3 month USD-LIBOR-BBA/
Jun-40 (Written)	Jun-30/1.204		264,200	19,696	5,709
2.975/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		6,153,900	615	615
1.232/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.232		333,100	21,402	(3,348)
1.204/3 month USD-LIBOR-BBA/
Jun-40 (Written)	Jun-30/1.204		264,200	19,696	(3,641)
1.168/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168		1,539,000	99,035	(20,777)

60 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/20 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
(2.975)/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		$6,153,900	$237,417	$(258,710)
(3.229)/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		6,153,900	698,468	(465,666)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		734,900	(83,852)	272,494
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		377,000	(40,565)	56,034
(2.764)/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764		701,800	(1,150)	(1,130)
2.764/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764		701,800	(136,979)	(10,366)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		377,000	(57,756)	(44,931)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		734,900	(83,852)	(75,614)
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		972,300	51,192	37,900
(0.005)/6 month JPY-LIBOR-BBA/
Nov-30 (Written)	Nov-20/0.005	JPY	15,905,200	926	927
0.005/6 month JPY-LIBOR-BBA/
Nov-30 (Written)	Nov-20/0.005	JPY	15,905,200	926	114
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		$972,300	51,192	(58,766)
UBS AG
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		1,059,500	(29,062)	33,173
(0.902)/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902		860,100	(48,123)	18,183
(0.983)/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983		2,866,900	(45,440)	14,707
(0.87)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87		7,167,200	(48,343)	9,461
1.175/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	234,000	(21,272)	5,405
(0.762)/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	100,200	(9,241)	(1,109)
0.762/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	100,200	(9,241)	(1,838)
(1.175)/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	234,000	(21,272)	(5,093)
0.8925/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925		$2,150,100	(45,582)	(11,568)
(0.8925)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925		2,150,100	(45,582)	(11,783)

Global Income Trust 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/20 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
UBS AG cont.
0.983/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983		$2,866,900	$(45,440)	$(17,775)
0.87/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87		7,167,200	(48,343)	(19,566)
0.902/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902		860,100	(48,123)	(23,550)
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		1,059,500	(77,476)	(40,134)
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		2,251,500	66,883	64,866
(0.958)/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958		1,720,100	45,712	16,221
1.01/6 month EUR-EURIBOR-Reuters/
Jan-40 (Written)	Jan-30/1.01	EUR	280,800	19,786	9,667
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	93,200	7,472	1,994
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	93,200	7,472	(218)
0.958/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958		$1,720,100	45,712	(9,031)
(1.01)/6 month EUR-EURIBOR-
Reuters/Jan-40 (Written)	Jan-30/1.01	EUR	280,800	19,786	(17,055)
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		$2,251,500	17,999	(64,504)
Unrealized appreciation					2,744,467
Unrealized (depreciation)					(2,120,360)
Total					$624,107

TBA SALE COMMITMENTS OUTSTANDING at 10/31/20 (proceeds receivable $92,188,594)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 4.00%, 11/1/50	$2,000,000	11/12/20	$2,135,547
Uniform Mortgage-Backed Securities, 3.50%, 11/1/50	4,000,000	11/12/20	4,223,438
Uniform Mortgage-Backed Securities, 2.50%, 11/1/50	37,000,000	11/12/20	38,555,154
Uniform Mortgage-Backed Securities, 2.00%, 11/1/50	38,000,000	11/12/20	39,190,468
Uniform Mortgage-Backed Securities, 1.50%, 11/1/50	8,000,000	11/12/20	8,053,750
Total			$92,158,357

62 Global Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20
			Upfront
			premium	Termina-			Unrealized
Swap counterparty/			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
Goldman Sachs International
KRW	6,086,000,000	$58,087	$—	12/9/21	3 month KRW-	1.67% — Quarterly	$66,023
					CD-KSDA-
					BLOOMBERG —
					Quarterly
JPMorgan Chase Bank N.A.
THB	42,200,000	23,343	—	11/16/21	6 month THB-	2.07% —	31,228
					SIBOR-THFX6M —	Semiannually
					Semiannually
Upfront premium received			—		Unrealized appreciation		97,251
Upfront premium (paid)			—		Unrealized (depreciation)		—
Total			$—		Total		$97,251

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$119,400	$5,301 E	$(1)	2/2/24	3 month USD-	2.5725% —	$5,301
				LIBOR-BBA —	Semiannually
				Quarterly
308,900	13,443 E	(2)	2/2/24	2.528% —	3 month USD-	(13,445)
				Semiannually	LIBOR-BBA —
					Quarterly
646,700	43,626 E	(131)	12/2/23	3 month USD-	2.536% —	43,496
				LIBOR-BBA —	Semiannually
				Quarterly
223,600	9,917 E	(38)	2/2/24	3 month USD-	2.57% —	9,878
				LIBOR-BBA —	Semiannually
				Quarterly
402,800	15,754 E	(2)	2/2/24	3 month USD-	2.3075% —	15,751
				LIBOR-BBA —	Semiannually
				Quarterly
591,300	23,244 E	(3)	2/9/24	3 month USD-	2.32% —	23,241
				LIBOR-BBA —	Semiannually
				Quarterly
700,100	245,175 E	(24)	11/29/53	2.793% —	3 month USD-	(245,199)
				Semiannually	LIBOR-BBA —
					Quarterly
364,600	30,408 E	(8)	11/20/39	3 month USD-	2.55% —	30,400
				LIBOR-BBA —	Semiannually
				Quarterly
2,042,000	258,170 E	(29)	12/7/30	2.184% —	3 month USD-	(258,199)
				Semiannually	LIBOR-BBA —
					Quarterly
1,049,700	57,030 E	(12)	6/5/29	3 month USD-	2.2225% —	57,018
				LIBOR-BBA —	Semiannually
				Quarterly

Global Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$87,800	$21,476 E	$(3)	6/22/52	2.3075% —	3 month USD-	$(21,479)
				Semiannually	LIBOR-BBA —
					Quarterly
627,900	143,971 E	(21)	7/5/52	2.25% —	3 month USD-	(143,993)
				Semiannually	LIBOR-BBA —
					Quarterly
570,700	81,530 E	(19)	8/8/52	1.9185% —	3 month USD-	(81,550)
				Semiannually	LIBOR-BBA —
					Quarterly
2,964,500	124,894	(28)	9/18/24	1.43125% —	3 month USD-	(129,145)
				Semiannually	LIBOR-BBA —
					Quarterly
2,964,500	124,183	(28)	9/18/24	1.425% —	3 month USD-	(128,412)
				Semiannually	LIBOR-BBA —
					Quarterly
1,521,500	101,378 E	(52)	9/12/52	1.626% —	3 month USD-	(101,429)
				Semiannually	LIBOR-BBA —
					Quarterly
4,485,700	47,234	(12,571)	10/15/21	3 month USD-	1.316% —	36,785
				LIBOR-BBA —	Semiannually
				Quarterly
4,665,200	58,828	(12,446)	10/21/21	3 month USD-	1.5025% —	48,032
				LIBOR-BBA —	Semiannually
				Quarterly
20,600	3,044 E	(1)	1/16/55	2.032% —	3 month USD-	(3,044)
				Semiannually	LIBOR-BBA —
					Quarterly
36,500	4,884 E	(1)	1/24/55	3 month USD-	1.977% —	4,883
				LIBOR-BBA —	Semiannually
				Quarterly
3,476,800	21,591	1,904	11/3/21	0.83% —	3 month USD-	(19,687)
				Semiannually	LIBOR-BBA —
					Quarterly
3,476,800	38,940	(6,458)	11/3/21	3 month USD-	1.331% —	32,482
				LIBOR-BBA —	Semiannually
				Quarterly
451,100	9,387 E	(15)	3/4/52	1.265% —	3 month USD-	9,372
				Semiannually	LIBOR-BBA —
					Quarterly
748,500	12,934 E	(11)	3/4/31	3 month USD-	1.101% —	12,923
				LIBOR-BBA —	Semiannually
				Quarterly
4,211,100	16,465	(16)	9/8/21	0.68% —	3 month USD-	(19,121)
				Semiannually	LIBOR-BBA —
					Quarterly
9,115,500	30,993	(34)	10/15/21	0.571% —	3 month USD-	(32,321)
				Semiannually	LIBOR-BBA —
					Quarterly
1,863,500	83,876 E	(64)	1/27/47	3 month USD-	1.27% —	(83,940)
				LIBOR-BBA —	Semiannually
				Quarterly

64 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$157,400	$6,908 E	$(5)	3/7/50	1.275% —	3 month USD-	$6,903
				Semiannually	LIBOR-BBA —
					Quarterly
445,500	54,516 E	(15)	3/10/52	0.8725% —	3 month USD-	54,501
				Semiannually	LIBOR-BBA —
					Quarterly
389,400	63,297 E	(13)	3/11/52	0.717% —	3 month USD-	63,284
				Semiannually	LIBOR-BBA —
					Quarterly
985,400	3,587 E	(14)	3/17/32	3 month USD-	1.03% —	(3,601)
				LIBOR-BBA —	Semiannually
				Quarterly
298,300	5,704 E	(4)	3/24/32	3 month USD-	1.07% —	(5,707)
				LIBOR-BBA —	Semiannually
				Quarterly
170,000	7,167 E	(3)	3/24/35	3 month USD-	0.968% —	(7,170)
				LIBOR-BBA —	Semiannually
				Quarterly
649,500	18,212 E	(9)	4/25/32	0.7925% —	3 month USD-	18,203
				Semiannually	LIBOR-BBA —
					Quarterly
816,000	104,995	(35,896)	8/3/50	3 month USD-	0.794% —	(139,819)
				LIBOR-BBA —	Semiannually
				Quarterly
35,200	1,025 E	(1)	6/21/37	3 month USD-	1.232% —	(1,025)
				LIBOR-BBA —	Semiannually
				Quarterly
28,200	1,003 E	(1)	6/20/40	3 month USD-	1.204% —	(1,003)
				LIBOR-BBA —	Semiannually
				Quarterly
146,200	5,120 E	(3)	6/28/37	3 month USD-	1.168% —	(5,123)
				LIBOR-BBA —	Semiannually
				Quarterly
9,000	341 E	—	7/3/40	3 month USD-	1.177% —	(341)
				LIBOR-BBA —	Semiannually
				Quarterly
3,785,900	21,655	(36)	8/31/25	0.3084% —	3 month USD-	21,325
				Semiannually	LIBOR-BBA —
					Quarterly
6,644,700	21,994 E	(37)	7/5/24	0.2429% —	3 month USD-	21,957
				Semiannually	LIBOR-BBA —
					Quarterly
220,500	10,057 E	(8)	9/2/52	3 month USD-	1.188% —	(10,065)
				LIBOR-BBA —	Semiannually
				Quarterly
47,572,000	3,330 E	29,932	12/16/22	0.25% —	3 month USD-	26,602
				Semiannually	LIBOR-BBA —
					Quarterly
41,958,000	236,224 E	564	12/16/25	0.35% —	3 month USD-	236,788
				Semiannually	LIBOR-BBA —
					Quarterly

Global Income Trust 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$565,000	$21,312 E	$(2,318)	12/16/50	1.15% —	3 month USD-	$18,994
				Semiannually	LIBOR-BBA —
					Quarterly
24,849,000	476,604 E	(7,525)	12/16/30	0.70% —	3 month USD-	469,081
				Semiannually	LIBOR-BBA —
					Quarterly
2,224,000	1,045	(8)	9/16/22	3 month USD-	0.214% —	(1,133)
				LIBOR-BBA —	Semiannually
				Quarterly
4,423,300	54,893	19,091	10/23/50	3 month USD-	1.241% —	(34,814)
				LIBOR-BBA —	Semiannually
				Quarterly
465,000	18,991	1,170	9/30/40	3 month USD-	1.00% —	(17,511)
				LIBOR-BBA —	Semiannually
				Quarterly
5,658,000	119,157 E	(20,072)	12/16/30	0.45% —	Secured	99,086
				Annually	Overnight
					Financing Rate —
					Annually
455,000	5,988	(94)	9/30/40	3 month USD-	1.15% —	(5,817)
				LIBOR-BBA —	Semiannually
				Quarterly
8,122,000	28,021	4,170	10/16/25	3 month USD-	0.37% —	(23,429)
				LIBOR-BBA —	Semiannually
				Quarterly
3,481,000	42,781	(2,371)	10/16/30	0.75% —	3 month USD-	39,679
				Semiannually	LIBOR-BBA —
					Quarterly
2,658,000	89,468	(7,162)	10/16/50	1.16% —	3 month USD-	81,293
				Semiannually	LIBOR-BBA —
					Quarterly
28,547,000	856	(108)	10/23/22	3 month USD-	0.2345% —	(969)
				LIBOR-BBA —	Semiannually
				Quarterly
4,699,000	15,695	(62)	10/23/30	0.84250% —	3 month USD-	14,998
				Semiannually	LIBOR-BBA —
					Quarterly
3,032,000	11,461	(40)	10/23/30	0.838% —	3 month USD-	11,015
				Semiannually	LIBOR-BBA —
					Quarterly
1,310,000	11,620	(45)	10/23/50	1.2545% —	3 month USD-	11,278
				Semiannually	LIBOR-BBA —
					Quarterly
2,275,000	15,129	(78)	10/23/50	1.263% —	3 month USD-	14,532
				Semiannually	LIBOR-BBA —
					Quarterly
2,693,000	9,964	(36)	10/28/30	0.84005% —	3 month USD-	9,806
				Semiannually	LIBOR-BBA —
					Quarterly

66 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$2,259,000	$21,506	$(30)	10/30/30	3 month USD-	0.7805% —	$(21,514)
					LIBOR-BBA —	Semiannually
					Quarterly
	1,838,000	6,176	(24)	11/3/30	0.8454% —	3 month USD-	6,151
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	9,400	151 E	—	1/30/35	1.692% —	6 month AUD-	(151)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	32,200	22 E	—	3/5/35	1.47% —	6 month AUD-	(22)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	12,000	51 E	—	3/25/35	1.4025% —	6 month AUD-	50
					Semiannually	BBR-BBSW —
						Semiannually
AUD	20,900	361 E	—	3/28/40	1.445% —	6 month AUD-	361
					Semiannually	BBR-BBSW —
						Semiannually
AUD	76,000	2,598 E	(1)	4/1/40	1.1685% —	6 month AUD-	2,597
					Semiannually	BBR-BBSW —
						Semiannually
AUD	5,629,000	42,494 E	(41)	4/29/30	6 month AUD-	1.4275% —	42,453
					BBR-BBSW —	Semiannually
					Semiannually
AUD	5,000	62 E	—	7/2/45	1.441% —	6 month AUD-	62
					Semiannually	BBR-BBSW —
						Semiannually
AUD	3,171,000	12,772 E	655	12/16/30	6 month AUD-	0.85% —	13,427
					BBR-BBSW —	Semiannually
					Semiannually
AUD	810,000	2,243 E	(238)	12/16/25	6 month AUD-	0.351% —	2,006
					BBR-BBSW —	Semiannually
					Semiannually
AUD	720,000	2,950 E	(1,828)	12/16/30	6 month AUD-	0.851% —	1,123
					BBR-BBSW —	Semiannually
					Semiannually
CAD	3,938,500	109,260	(28)	9/18/24	3 month CAD-	1.638% —	113,295
					BA-CDOR —	Semiannually
					Semiannually
CAD	3,938,500	108,343	(28)	9/18/24	3 month CAD-	1.63% —	112,350
					BA-CDOR —	Semiannually
					Semiannually
CAD	6,000	48 E	(35)	12/16/30	1.05% —	3 month CAD-	13
					Semiannually	BA-CDOR —
						Semiannually
CAD	640,000	1,052 E	321	12/16/25	3 month CAD-	0.751% —	(731)
					BA-CDOR —	Semiannually
					Semiannually
CAD	970,000	7,747 E	946	12/16/30	3 month CAD-	1.051% —	(6,801)
					BA-CDOR —	Semiannually
					Semiannually

Global Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CAD	1,090,000	$27,669 E	$(3,377)	12/16/50	3 month CAD-	1.451% —	$(31,046)
					BA-CDOR —	Semiannually
					Semiannually
CAD	2,349,000	1,128	(14)	10/30/25	0.79% —	3 month CAD-	(1,143)
					Semiannually	BA-CDOR —
						Semiannually
CAD	2,410,000	1,103	(24)	10/30/30	3 month CAD-	1.15% —	1,080
					BA-CDOR —	Semiannually
					Semiannually
CHF	177,000	990 E	95	12/16/30	0.30% plus	—	1,086
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	1,555,000	305 E	(16)	12/16/25	0.61% plus	—	289
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	3,913,000	1,238 E	(16)	12/16/22	—	0.741% plus	(1,254)
						6 month CHF-
						LIBOR-BBA —
						Semiannually
CNY	14,840,000	58,805	(119)	6/1/25	China Fixing	1.9725% —	(60,341)
					Repo Rates 7	Quarterly
					day — Quarterly
CNY	36,600,000	121,650	(295)	6/3/25	China Fixing	2.072% —	(124,390)
					Repo Rates 7	Quarterly
					day — Quarterly
CNY	36,600,000	80,681	16,692	6/3/25	China Fixing	2.245% —	(64,923)
					Repo Rates 7	Quarterly
					day — Quarterly
CNY	7,500,000	10,108	7,217	6/3/25	China Fixing	2.3775% —	(2,845)
					Repo Rates 7	Quarterly
					day — Quarterly
EUR	60,400	33,623 E	(2)	11/29/58	1.484% —	6 month	(33,626)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	82,300	40,819	(3)	2/19/50	6 month	1.354% —	41,786
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	91,000	42,434	(3)	3/11/50	1.267% —	6 month	(43,345)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	91,800	41,014	(4)	3/12/50	1.2115% —	6 month	(41,887)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually

68 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	260,300	$107,385	$(10)	3/26/50	1.113% —	6 month	$(109,503)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	420,000	212,097 E	(16)	11/29/58	6 month	1.343% —	212,081
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	283,000	110,039	(11)	2/19/50	1.051% —	6 month	(112,707)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	87,500	34,363 E	(3)	6/7/54	1.054% —	6 month	(34,366)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	79,600	26,799	(3)	2/19/50	0.9035% —	6 month	(27,457)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	211,200	63,383	(9)	2/21/50	0.80% —	6 month	(64,942)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	258,600	48,369 E	(10)	8/8/54	0.49% —	6 month	(48,379)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	107,000	9,012 E	(4)	6/6/54	6 month	0.207% —	9,008
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	312,300	31,094	(11)	2/19/50	0.233% —	6 month	(32,011)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	2,581,000	13,286	(23)	10/11/24	—	0.4047%	(13,480)
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	585,500	133,251	(22)	2/19/50	6 month	0.595% —	136,608
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	3,067,000	92,729 E	(38)	1/27/30	6 month	0.352% —	92,691
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually

Global Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	115,200	$6,696 E	$(4)	3/4/54	0.134% —	6 month	$(6,701)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	81,200	5,972 E	(3)	3/13/54	—	0.2275%	5,969
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	3,110,000	44,406 E	(38)	4/30/30	0.11475% —	6 month	(44,444)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	302,300	1,306 E	(6)	5/13/40	6 month	0.276% —	1,300
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,519,000	33,224 E	(24)	6/3/32	6 month	0.024% —	33,200
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	513,000	26,049 E	(19)	6/3/52	0.10% —	6 month	(26,069)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	55,900	509 E	(1)	6/24/40	0.315% —	6 month	(510)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	2,948,000	43,535 E	(47)	8/15/29	0.189% plus	—	43,489
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually
EUR	1,102,000	15,568 E	1,770	12/16/30	—	0.15% plus	(13,798)
						6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	5,470,000	12,041 E	(2,981)	12/16/22	0.451% plus	—	9,059
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually
EUR	5,700,000	79,795 E	(30,560)	12/16/30	0.151% plus	—	49,235
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually

70 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	4,600,000	$22,233 E	$(2,370)	12/16/25	0.401% plus	—	$19,863
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually
EUR	710,000	26,717 E	(6,237)	12/16/50	6 month	0.051% —	20,480
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,450,000	2,280 E	(16)	12/16/25	—	0.456% plus	(2,296)
						6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	3,668,000	2,307 E	(16)	12/16/22	0.518% plus	—	2,291
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually
GBP	3,567,000	62,107 E	(26)	1/10/24	6 month GBP-	0.855% —	62,081
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	3,601,000	53,975 E	(33)	1/10/26	0.965% —	6 month GBP-	(54,008)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	6,720,000	106,646 E	(49)	1/13/24	6 month GBP-	0.795% —	106,597
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	6,823,000	94,933 E	(62)	1/15/26	0.926% —	6 month GBP-	(94,995)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	473,000	36,613	(20)	7/16/50	6 month GBP-	0.423% —	(36,216)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	1,388,000	19,150	(23)	7/16/30	0.32% —	6 month GBP-	18,450
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	1,388,000	18,989	(23)	7/16/30	0.321% —	6 month GBP-	18,283
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	473,000	34,352	(20)	7/16/50	6 month GBP-	0.436% —	(33,931)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	622,000	48 E	(2,849)	12/16/30	Sterling	0.20% —	(2,800)
					Overnight	Annually
					Index Average —
					Annually
GBP	1,000,000	713 E	(3,096)	12/16/25	Sterling	0.001% —	(3,809)
					Overnight	Annually
					Index Average —
					Annually

Global Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
GBP	990,000	$205 E	$7,961	12/16/30	0.201% —	Sterling	$7,756
					Annually	Overnight
						Index Average —
						Annually
JPY	22,710,500	16,458 E	(7)	8/29/43	0.7495% —	6 month JPY-	(16,464)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	26,213,100	8,300 E	(8)	8/29/43	0.194% —	6 month JPY-	8,292
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	16,891,000	3,008	(14)	6/29/25	0.6925% —	6 month NOK-	(4,184)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	8,169,000	17	(7)	7/10/25	0.655% —	6 month NOK-	(559)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	8,169,000	43	(7)	7/13/25	0.655% —	6 month NOK-	(516)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	13,927,000	2,889 E	(261)	12/16/30	6 month NOK-	0.95% —	(3,149)
					NIBOR-NIBR —	Annually
					Semiannually
NZD	1,714,000	6,981	(8)	5/15/25	0.215% —	3 month NZD-	(7,329)
					Semiannually	BBR-FRA —
						Quarterly
NZD	866,000	5,829	(7)	5/15/30	3 month NZD-	0.595% —	6,995
					BBR-FRA —	Semiannually
					Quarterly
NZD	847,000	14,387	(7)	6/5/30	3 month NZD-	0.76125% —	15,819
					BBR-FRA —	Semiannually
					Quarterly
NZD	1,667,000	14,053	(9)	6/5/25	0.36% —	3 month NZD-	(15,093)
					Semiannually	BBR-FRA —
						Quarterly
NZD	450,000	2,050 E	1,432	12/16/30	0.60% —	3 month NZD-	(618)
					Semiannually	BBR-FRA —
						Quarterly
SEK	8,384,000	2,421	(11)	3/3/30	0.286% —	3 month SEK-	(4,158)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	41,688,000	8,714	(16)	3/3/22	3 month SEK-	0.06% —	10,552
					STIBOR-SIDE —	Annually
					Quarterly
SEK	5,593,000	44 E	(3,164)	12/16/30	0.30% —	3 month SEK-	(3,121)
					Annually	STIBOR-SIDE —
						Quarterly
Total			$(72,397)				$(13,008)

E Extended effective date.

72 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$26,555	$25,354	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(826)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
3,151,024	3,157,098	—	1/12/41	5.00% (1 month	Synthetic MBX	13,144
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
163,917	164,235	—	1/12/40	5.00% (1 month	Synthetic MBX	689
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,646	24,715	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(133)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
642,197	643,589	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,138)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,299	14,104	—	1/12/43	(3.50%) 1 month	Synthetic TRS	4
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,498	25,300	—	1/12/41	4.00% (1 month	Synthetic TRS	(824)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,193	8,765	—	1/12/42	4.00% (1 month	Synthetic TRS	(300)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
33,045	32,863	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(328)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,457	36,398	—	1/12/41	5.00% (1 month	Synthetic TRS Index	437
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
15,407	15,382	—	1/12/41	5.00% (1 month	Synthetic TRS Index	185
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
29,599	29,564	—	1/12/38	6.50% (1 month	Synthetic TRS	348
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Global Income Trust 73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$310	$310	$—	1/12/38	6.50% (1 month	Synthetic TRS	$4
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
59,832	59,947	—	1/12/41	5.00% (1 month	Synthetic MBX	250
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
5,789	5,711	—	1/12/43	3.50% (1 month	Synthetic TRS	(2)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
42,110	42,677	—	1/12/45	4.00% (1 month	Synthetic TRS	1,204
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,981	37,480	—	1/12/45	4.00% (1 month	Synthetic TRS	1,057
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
53,053	50,654	—	1/12/41	(4.00%) 1 month	Synthetic TRS	1,649
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,109	23,975	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(240)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
14,082	14,112	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(69)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,893	16,930	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(83)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
319,072	319,764	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,559)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
25,178	24,835	—	1/12/43	3.50% (1 month	Synthetic TRS	(7)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

74 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$64,448	$61,446	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(2,106)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,702	37,197	—	1/12/45	4.00% (1 month	Synthetic TRS	1,049
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
33,937	32,356	—	1/12/42	4.00% (1 month	Synthetic TRS	(1,109)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,822	21,759	—	1/12/42	4.00% (1 month	Synthetic TRS	(746)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,822	21,759	—	1/12/42	4.00% (1 month	Synthetic TRS	(746)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
39,757	39,538	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(395)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,647	10,654	—	1/12/39	6.00% (1 month	Synthetic TRS	146
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,108	2,105	—	1/12/38	6.50% (1 month	Synthetic TRS	25
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N. A.
39,757	39,538	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(395)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
33,789	33,734	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(405)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
16,669	16,442	—	1/12/43	(3.50%) 1 month	Synthetic TRS	5
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
153,222	146,084	—	1/12/42	(4.00%) 1 month	Synthetic TRS	5,006
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Global Income Trust 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Morgan Stanley & Co. International PLC
$470,466	$469,326	$(1,140)	7/17/24	3.825% (3 month	Pera Funding DAC,	$(1,123)
				USD-LIBOR-BBA	3.825% Series
				minus 0.12%) —	2019-01, 7/10/24 —
				Quarterly	Quarterly
Upfront premium received		—		Unrealized appreciation		25,202
Upfront premium (paid)		(1,140)		Unrealized (depreciation)		(14,534)
Total		$(1,140)		Total		$10,668

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	894,000	$177,816	$—	7/15/37	1.71% — At	Eurostat Eurozone	$177,816
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	1,578,000	76,361	(56)	5/15/40	(.961%) — At	Eurostat Eurozone	76,305
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,160,000	56,897	(58)	5/15/30	(.655%) — At	Eurostat Eurozone	56,839
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,160,000	53,843	(58)	5/15/30	(.6625%) — At	Eurostat Eurozone	53,784
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	894,000	71,353	—	7/15/27	(1.40%) — At	Eurostat Eurozone	(71,353)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	1,578,000	136,936	(74)	5/15/50	1.13% — At	Eurostat Eurozone	(137,010)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,160,000	176,544	(112)	5/15/40	0.935% — At	Eurostat Eurozone	(176,656)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,160,000	181,070	(112)	5/15/40	0.93% — At	Eurostat Eurozone	(181,183)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,435,000	189,187	(40)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(189,227)
					maturity	HICP excluding
						tobacco — At
						maturity

76 Global Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	3,435,000	$190,027	$(40)	9/15/23	(1.44125%) — At	Eurostat Eurozone	$(190,067)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,435,000	190,267	(41)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(190,308)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,435,000	190,547	(41)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(190,588)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	1,807,000	149,588	(39)	12/15/28	3.665% — At	GBP Non-revised UK	149,549
					maturity	Retail Price Index —
						At maturity
GBP	2,319,000	75,437	(30)	11/15/24	3.385% — At	GBP Non-revised UK	75,407
					maturity	Retail Price Index —
						At maturity
GBP	2,024,000	63,481	(48)	3/15/28	3.34% — At	GBP Non-revised UK	63,434
					maturity	Retail Price Index —
						At maturity
GBP	1,409,000	59,452	(33)	3/15/28	3.4025% — At	GBP Non-revised UK	59,419
					maturity	Retail Price Index —
						At maturity
GBP	1,084,000	38,226	(26)	2/15/28	3.34% — At	GBP Non-revised UK	38,200
					maturity	Retail Price Index —
						At maturity
GBP	1,160,000	37,389	(15)	11/15/24	3.381% — At	GBP Non-revised UK	37,374
					maturity	Retail Price Index —
						At maturity
GBP	1,160,000	34,729	—	12/15/24	3.42% — At	GBP Non-revised UK	34,729
					maturity	Retail Price Index —
						At maturity
GBP	506,000	20,033	(12)	3/15/28	3.3875% — At	GBP Non-revised UK	20,021
					maturity	Retail Price Index —
						At maturity
GBP	543,000	185,445	(29)	7/15/49	(3.4425%) — At	GBP Non-revised UK	(185,474)
					maturity	Retail Price Index —
						At maturity
	$363,000	11,467	(13)	9/24/40	(1.922%) — At	USA Non Revised	11,454
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	349,000	1,640	(13)	10/8/40	(2.028)% — At	USA Non Revised	1,628
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity

Global Income Trust 77

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$1,669,000	$8,211	$(17)	11/29/24	(1.703%) — At	USA Non Revised	$(8,228)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,669,000	14,170	(17)	12/10/24	(1.7625%) — At	USA Non Revised	(14,187)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,100,000	214,659	(86)	7/10/30	1.6625% — At	USA Non Revised	(214,745)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,050,000	248,511	(83)	6/30/30	1.586% — At	USA Non Revised	(248,595)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(1,093)				$(1,141,662)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB/P	$2,666	$39,000	$12,640	5/11/63	300 bp —	$(9,951)
Index						Monthly
CMBX NA BBB–.6	BB/P	5,303	88,000	28,521	5/11/63	300 bp —	(23,166)
Index						Monthly
CMBX NA BBB–.6	BB/P	10,865	176,000	57,042	5/11/63	300 bp —	(46,074)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	7,315	44,000	5,509	5/11/63	200 bp —	1,823
Index						Monthly
CMBX NA A.6	A/P	10,189	66,000	8,263	5/11/63	200 bp —	1,951
Index						Monthly
CMBX NA A.6	A/P	9,574	69,000	8,639	5/11/63	200 bp —	962
Index						Monthly
CMBX NA A.6	A/P	16,080	96,000	12,019	5/11/63	200 bp —	4,098
Index						Monthly
CMBX NA A.6	A/P	30,246	171,000	21,409	5/11/63	200 bp —	8,903
Index						Monthly
CMBX NA BB.11	BB–/P	40,115	71,000	25,262	11/18/54	500 bp —	14,922
Index						Monthly
CMBX NA BB.6	B+/P	30,268	211,000	105,838	5/11/63	500 bp —	(75,364)
Index						Monthly

78 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.7	B+/P	$15,922	$312,000	$139,027	1/17/47	500 bp —	$(122,801)
Index						Monthly
CMBX NA BBB–.6	BB/P	146,143	2,295,000	743,810	5/11/63	300 bp —	(596,328)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(22)	20,000	2,504	5/11/63	200 bp —	(2,518)
Index						Monthly
CMBX NA BB.7	B+/P	8,159	61,000	27,182	1/17/47	500 bp —	(18,963)
Index						Monthly
CMBX NA BBB–.6	BB/P	257,363	2,739,000	887,710	5/11/63	300 bp —	(628,749)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	197	4,000	501	5/11/63	200 bp —	(302)
Index						Monthly
CMBX NA A.6	A/P	(19)	32,000	4,006	5/11/63	200 bp —	(4,013)
Index						Monthly
CMBX NA A.6	A/P	6,903	47,000	5,884	5/11/63	200 bp —	1,037
Index						Monthly
CMBX NA A.6	A/P	6,045	52,000	6,510	5/11/63	200 bp —	(445)
Index						Monthly
CMBX NA A.6	A/P	11,602	99,000	12,395	5/11/63	200 bp —	(755)
Index						Monthly
CMBX NA A.6	A/P	5,516	106,000	13,271	5/11/63	200 bp —	(7,714)
Index						Monthly
CMBX NA A.6	A/P	3,656	120,000	15,024	5/11/63	200 bp —	(11,321)
Index						Monthly
CMBX NA A.6	A/P	6,429	127,000	15,900	5/11/63	200 bp —	(9,422)
Index						Monthly
CMBX NA A.6	A/P	7,706	138,000	17,278	5/11/63	200 bp —	(9,518)
Index						Monthly
CMBX NA A.6	A/P	8,744	177,000	22,160	5/11/63	200 bp —	(13,347)
Index						Monthly
CMBX NA A.6	A/P	12,002	233,000	29,172	5/11/63	200 bp —	(17,079)
Index						Monthly
CMBX NA A.6	A/P	15,794	312,000	39,062	5/11/63	200 bp —	(23,147)
Index						Monthly
CMBX NA BBB–.6	BB/P	1,407	13,000	4,213	5/11/63	300 bp —	(2,798)
Index						Monthly
CMBX NA BBB–.6	BB/P	1,906	14,000	4,537	5/11/63	300 bp —	(2,623)
Index						Monthly
CMBX NA BBB–.6	BB/P	2,976	27,000	8,751	5/11/63	300 bp —	(5,758)
Index						Monthly
CMBX NA BBB–.6	BB/P	4,248	38,000	12,316	5/11/63	300 bp —	(8,045)
Index						Monthly
CMBX NA BBB–.6	BB/P	4,273	54,000	17,501	5/11/63	300 bp —	(13,197)
Index						Monthly

Global Income Trust 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB/P	$7,899	$73,000	$23,659	5/11/63	300 bp —	$(15,718)
Index						Monthly
CMBX NA BBB–.6	BB/P	7,929	73,000	23,659	5/11/63	300 bp —	(15,687)
Index						Monthly
CMBX NA BBB–.6	BB/P	11,382	97,000	31,438	5/11/63	300 bp —	(19,999)
Index						Monthly
CMBX NA BBB–.6	BB/P	17,898	147,000	47,643	5/11/63	300 bp —	(29,659)
Index						Monthly
CMBX NA BBB–.6	BB/P	10,491	154,000	49,911	5/11/63	300 bp —	(39,330)
Index						Monthly
CMBX NA BBB–.6	BB/P	48,302	515,000	166,912	5/11/63	300 bp —	(118,309)
Index						Monthly
CMBX NA BBB–.6	BB/P	46,305	616,000	199,646	5/11/63	300 bp —	(152,981)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.10	BB–/P	6,419	80,000	36,120	5/11/63	500 bp —	(29,623)
Index						Monthly
CMBX NA BB.6	B+/P	51,480	100,000	50,160	5/11/63	500 bp —	1,417
Index						Monthly
CMBX NA BBB–.6	BB/P	178,394	558,000	180,848	5/11/63	300 bp —	(2,128)
Index						Monthly
CMBX NA BBB–.7	BB+/P	8,686	37,000	9,235	1/17/47	300 bp —	(527)
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BB/P	3,737	49,000	15,881	5/11/63	300 bp —	(12,115)
Index						Monthly
CMBX NA BBB–.6	BB/P	6,786	75,000	24,308	5/11/63	300 bp —	(17,478)
Index						Monthly
CMBX NA BBB–.6	BB/P	56,700	635,000	205,804	5/11/63	300 bp —	(148,734)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.6	B+/P	11,787	48,000	24,077	5/11/63	500 bp —	(12,243)
Index						Monthly
CMBX NA BB.6	B+/P	23,902	97,000	48,655	5/11/63	500 bp —	(24,659)
Index						Monthly
CMBX NA BBB–.6	BB/P	66,516	1,004,000	325,396	5/11/63	300 bp —	(258,300)
Index						Monthly
Upfront premium received		1,254,225	Unrealized appreciation				35,113
Upfront premium (paid)		(41)	Unrealized (depreciation)				(2,550,888)
Total		$1,254,184	Total				$(2,515,775)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

80 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(3,861)	$37,000	$16,706	11/17/59	(500 bp) —	$12,808
					Monthly
CMBX NA BB.10 Index	(3,399)	31,000	13,997	11/17/59	(500 bp) —	10,567
					Monthly
CMBX NA BB.11 Index	(8,232)	114,000	40,561	11/18/54	(500 bp) —	32,219
					Monthly
CMBX NA BB.11 Index	(14,511)	112,000	39,850	11/18/54	(500 bp) —	25,230
					Monthly
CMBX NA BB.11 Index	(3,582)	38,000	13,520	11/18/54	(500 bp) —	9,902
					Monthly
CMBX NA BB.11 Index	(1,650)	24,000	8,539	11/18/54	(500 bp) —	6,866
					Monthly
CMBX NA BB.11 Index	(830)	16,000	5,693	11/18/54	(500 bp) —	4,847
					Monthly
CMBX NA BB.11 Index	(816)	16,000	5,693	11/18/54	(500 bp) —	4,861
					Monthly
CMBX NA BB.12 Index	(1,030)	12,000	4,028	8/17/61	(500 bp) —	2,987
					Monthly
CMBX NA BB.8 Index	(6,581)	53,000	26,627	10/17/57	(500 bp) —	19,995
					Monthly
CMBX NA BB.8 Index	(527)	3,000	1,507	10/17/57	(500 bp) —	978
					Monthly
CMBX NA BB.9 Index	(21,263)	206,000	91,320	9/17/58	(500 bp) —	69,856
					Monthly
CMBX NA BB.9 Index	(6,581)	102,000	45,217	9/17/58	(500 bp) —	38,536
					Monthly
CMBX NA BB.9 Index	(5,162)	80,000	35,464	9/17/58	(500 bp) —	30,225
					Monthly
CMBX NA BB.9 Index	(906)	25,000	11,083	9/17/58	(500 bp) —	10,152
					Monthly
CMBX NA BB.9 Index	(707)	18,000	7,979	9/17/58	(500 bp) —	7,255
					Monthly
CMBX NA BB.9 Index	(645)	16,000	7,093	9/17/58	(500 bp) —	6,432
					Monthly
CMBX NA BBB– .10 Index	(5,249)	22,000	5,067	11/17/59	(300 bp) —	(195)
					Monthly
CMBX NA BBB– .10 Index	(4,875)	21,000	4,836	11/17/59	(300 bp) —	(51)
					Monthly
CMBX NA BBB– .10 Index	(4,675)	19,000	4,376	11/17/59	(300 bp) —	(311)
					Monthly
CMBX NA BBB– .12 Index	(6,932)	34,000	7,188	8/17/61	(300 bp) —	235
					Monthly
CMBX NA BBB– .12 Index	(5,641)	25,000	5,285	8/17/61	(300 bp) —	(371)
					Monthly
CMBX NA BBB– .12 Index	(2,854)	14,000	2,960	8/17/61	(300 bp) —	97
					Monthly

Global Income Trust 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.10 Index	$(48,562)	$163,000	$37,539	11/17/59	(300 bp) —	$(11,118)
					Monthly
CMBX NA BBB–.11 Index	(28,486)	89,000	18,290	11/18/54	(300 bp) —	(10,249)
					Monthly
CMBX NA BBB–.11 Index	(26,571)	81,000	16,646	11/18/54	(300 bp) —	(9,973)
					Monthly
CMBX NA BBB–.11 Index	(8,907)	62,000	12,741	11/18/54	(300 bp) —	3,798
					Monthly
CMBX NA BBB–.11 Index	(17,659)	54,000	11,097	11/18/54	(300 bp) —	(6,594)
					Monthly
CMBX NA BBB–.11 Index	(14,745)	46,000	9,453	11/18/54	(300 bp) —	(5,318)
					Monthly
CMBX NA BBB–.11 Index	(13,070)	40,000	8,220	11/18/54	(300 bp) —	(4,873)
					Monthly
CMBX NA BBB–.11 Index	(5,740)	39,000	8,015	11/18/54	(300 bp) —	2,252
					Monthly
CMBX NA BBB–.11 Index	(5,740)	39,000	8,015	11/18/54	(300 bp) —	2,252
					Monthly
CMBX NA BBB–.11 Index	(3,620)	18,000	3,699	11/18/54	(300 bp) —	69
					Monthly
CMBX NA BBB–.12 Index	(42,020)	123,000	26,002	8/17/61	(300 bp) —	(16,090)
					Monthly
CMBX NA BBB–.12 Index	(38,795)	123,000	26,002	8/17/61	(300 bp) —	(12,865)
					Monthly
CMBX NA BBB–.12 Index	(31,283)	90,000	19,026	8/17/61	(300 bp) —	(12,310)
					Monthly
CMBX NA BBB–.12 Index	(28,068)	84,000	17,758	8/17/61	(300 bp) —	(10,360)
					Monthly
CMBX NA BBB–.12 Index	(24,254)	69,000	14,587	8/17/61	(300 bp) —	(9,708)
					Monthly
CMBX NA BBB–.12 Index	(24,317)	69,000	14,587	8/17/61	(300 bp) —	(9,770)
					Monthly
CMBX NA BBB–.12 Index	(8,469)	50,000	10,570	8/17/61	(300 bp) —	2,072
					Monthly
CMBX NA BBB–.12 Index	(15,365)	46,000	9,724	8/17/61	(300 bp) —	(5,667)
					Monthly
CMBX NA BBB–.12 Index	(7,610)	40,000	8,456	8/17/61	(300 bp) —	823
					Monthly
CMBX NA BBB–.7 Index	(656)	3,000	749	1/17/47	(300 bp) —	91
					Monthly
CMBX NA BBB–.9 Index	(10,410)	44,000	11,409	9/17/58	(300 bp) —	974
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(10,274)	77,000	34,766	11/17/59	(500 bp) —	24,417
					Monthly
CMBX NA BB.10 Index	(9,157)	77,000	34,766	11/17/59	(500 bp) —	25,534
					Monthly

82 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.10 Index	$(5,096)	$41,000	$18,512	11/17/59	(500 bp) —	$13,375
					Monthly
CMBX NA BB.7 Index	(8,049)	456,000	228,730	5/11/63	(500 bp) —	220,238
					Monthly
CMBX NA BB.7 Index	(29,146)	158,000	70,405	1/17/47	(500 bp) —	41,106
					Monthly
CMBX NA BB.7 Index	(2,467)	15,000	6,684	1/17/47	(500 bp) —	4,202
					Monthly
CMBX NA BB.8 Index	(1,051)	6,000	3,014	10/17/57	(500 bp) —	1,957
					Monthly
CMBX NA BB.9 Index	(27,568)	275,000	121,908	9/17/58	(500 bp) —	94,072
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(6,053)	40,000	17,824	1/17/47	(500 bp) —	11,732
					Monthly
CMBX NA BB.12 Index	(10,252)	28,000	9,400	8/17/61	(500 bp) —	(880)
					Monthly
CMBX NA BB.7 Index	(45,077)	222,000	98,923	1/17/47	(500 bp) —	53,630
					Monthly
CMBX NA BB.7 Index	(16,057)	98,000	43,669	1/17/47	(500 bp) —	27,517
					Monthly
CMBX NA BB.8 Index	(2,266)	20,000	10,048	10/17/57	(500 bp) —	7,763
					Monthly
CMBX NA BB.9 Index	(3,233)	30,000	13,299	9/17/58	(500 bp) —	10,037
					Monthly
CMBX NA BB.9 Index	(583)	15,000	6,650	9/17/58	(500 bp) —	6,052
					Monthly
CMBX NA BB.9 Index	(602)	5,000	2,217	9/17/58	(500 bp) —	1,610
					Monthly
CMBX NA BB.9 Index	(595)	5,000	2,217	9/17/58	(500 bp) —	1,617
					Monthly
CMBX NA BB.9 Index	(478)	3,000	1,330	9/17/58	(500 bp) —	849
					Monthly
CMBX NA BB.9 Index	(313)	3,000	1,330	9/17/58	(500 bp) —	1,014
					Monthly
CMBX NA BB.9 Index	(320)	2,000	887	9/17/58	(500 bp) —	564
					Monthly
CMBX NA BB.9 Index	(319)	2,000	887	9/17/58	(500 bp) —	565
					Monthly
CMBX NA BB.9 Index	(319)	2,000	887	9/17/58	(500 bp) —	566
					Monthly
CMBX NA BB.9 Index	(158)	1,000	443	9/17/58	(500 bp) —	284
					Monthly
CMBX NA BBB–.11 Index	(4,048)	26,000	5,343	11/18/54	(300 bp) —	1,279
					Monthly

Global Income Trust 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.12 Index	$(22,965)	$68,000	$14,375	8/17/61	(300 bp) —	$(8,629)
					Monthly
CMBX NA BBB–.6 Index	(3,452)	69,000	22,363	5/11/63	(300 bp) —	18,871
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(183,795)	337,000	119,905	11/18/54	(500 bp) —	(64,218)
					Monthly
CMBX NA BB.12 Index	(51,626)	94,000	31,556	8/17/61	(500 bp) —	(20,162)
					Monthly
CMBX NA BB.17 Index	(13,221)	27,000	12,031	1/17/47	(500 bp) —	(1,216)
					Monthly
CMBX NA BB.8 Index	(4,461)	9,000	4,522	10/17/57	(500 bp) —	52
					Monthly
CMBX NA BB.9 Index	(4,942)	10,000	4,433	9/17/58	(500 bp) —	(519)
					Monthly
CMBX NA BBB– .12 Index	(6,525)	32,000	6,765	8/17/61	(300 bp) —	222
					Monthly
CMBX NA BBB– .12 Index	(4,174)	18,000	3,805	8/17/61	(300 bp) —	(379)
					Monthly
CMBX NA BBB–.10 Index	(17,466)	62,000	14,279	11/17/59	(300 bp) —	(3,224)
					Monthly
CMBX NA BBB–.10 Index	(15,790)	53,000	12,206	11/17/59	(300 bp) —	(3,615)
					Monthly
CMBX NA BBB–.11 Index	(27,416)	136,000	27,948	11/18/54	(300 bp) —	453
					Monthly
CMBX NA BBB–.11 Index	(24,830)	79,000	16,235	11/18/54	(300 bp) —	(8,641)
					Monthly
CMBX NA BBB–.11 Index	(25,468)	79,000	16,235	11/18/54	(300 bp) —	(9,280)
					Monthly
CMBX NA BBB–.11 Index	(12,572)	40,000	8,220	11/18/54	(300 bp) —	(4,375)
					Monthly
CMBX NA BBB–.11 Index	(12,554)	40,000	8,220	11/18/54	(300 bp) —	(4,358)
					Monthly
CMBX NA BBB–.12 Index	(16,590)	50,000	10,570	8/17/61	(300 bp) —	(6,049)
					Monthly
CMBX NA BBB–.12 Index	(9,779)	28,000	5,919	8/17/61	(300 bp) —	(3,876)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(4,211)	74,000	33,411	11/17/59	(500 bp) —	29,129
					Monthly
CMBX NA BB.11 Index	(62,274)	126,000	44,831	11/18/54	(500 bp) —	(17,565)
					Monthly
CMBX NA BB.7 Index	(5,378)	31,000	13,814	1/17/47	(500 bp) —	8,406
					Monthly
CMBX NA BB.9 Index	(9,700)	249,000	110,382	9/17/58	(500 bp) —	100,439
					Monthly

84 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International cont.
CMBX NA BBB– .10 Index	$(13,217)	$61,000	$14,048	11/17/59	(300 bp) —	$796
					Monthly
CMBX NA BBB–.7 Index	(1,311)	16,000	3,994	1/17/47	(300 bp) —	2,673
					Monthly
CMBX NA BBB–.9 Index	(7,225)	39,000	10,113	9/17/58	(300 bp) —	2,865
					Monthly
CMBX NA BBB–.9 Index	(4,261)	23,000	5,964	9/17/58	(300 bp) —	1,690
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(3,880)	37,000	16,706	11/17/59	(500 bp) —	12,789
					Monthly
CMBX NA BB.11 Index	(5,991)	61,000	21,704	11/18/54	(500 bp) —	15,654
					Monthly
CMBX NA BB.11 Index	(2,478)	26,000	9,251	11/18/54	(500 bp) —	6,748
					Monthly
CMBX NA BB.12 Index	(2,502)	35,000	11,750	8/17/61	(500 bp) —	9,213
					Monthly
CMBX NA BB.12 Index	(19,800)	33,000	11,078	8/17/61	(500 bp) —	(8,754)
					Monthly
CMBX NA BB.12 Index	(1,825)	25,000	8,393	8/17/61	(500 bp) —	6,543
					Monthly
CMBX NA BB.12 Index	(1,552)	22,000	7,385	8/17/61	(500 bp) —	5,812
					Monthly
CMBX NA BB.12 Index	(1,144)	14,000	4,700	9/17/58	(500 bp) —	3,543
					Monthly
CMBX NA BB.7 Index	(12,267)	61,000	27,182	1/17/47	(500 bp) —	14,855
					Monthly
CMBX NA BB.7 Index	(4,844)	24,000	10,694	1/17/47	(500 bp) —	5,827
					Monthly
CMBX NA BB.7 Index	(3,471)	18,000	8,021	1/17/47	(500 bp) —	4,532
					Monthly
CMBX NA BB.8 Index	(4,944)	10,000	5,024	10/17/57	(500 bp) —	71
					Monthly
CMBX NA BB.9 Index	(3,693)	42,000	18,619	9/17/58	(500 bp) —	14,885
					Monthly
CMBX NA BB.9 Index	(2,276)	37,000	16,402	9/17/58	(500 bp) —	14,090
					Monthly
CMBX NA BB.9 Index	(2,179)	29,000	12,856	9/17/58	(500 bp) —	10,649
					Monthly
CMBX NA BB.9 Index	(1,642)	27,000	11,969	9/17/58	(500 bp) —	10,301
					Monthly
CMBX NA BB.9 Index	(843)	17,000	7,536	9/17/58	(500 bp) —	6,677
					Monthly
CMBX NA BB.9 Index	(508)	13,000	5,763	9/17/58	(500 bp) —	5,242
					Monthly
CMBX NA BB.9 Index	(1,334)	11,000	4,876	9/17/58	(500 bp) —	3,532
					Monthly

Global Income Trust 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(369)	$6,000	$2,660	9/17/58	(500 bp) —	$2,285
					Monthly
CMBX NA BB.9 Index	(606)	5,000	2,217	9/17/58	(500 bp) —	1,605
					Monthly
CMBX NA BBB– .10 Index	(7,314)	30,000	6,909	11/17/59	(300 bp) —	(422)
					Monthly
CMBX NA BBB– .10 Index	(4,553)	21,000	4,836	11/17/59	(300 bp) —	271
					Monthly
CMBX NA BBB– .10 Index	(4,109)	19,000	4,376	11/17/59	(300 bp) —	256
					Monthly
CMBX NA BBB– .10 Index	(3,784)	16,000	3,685	11/17/59	(300 bp) —	(109)
					Monthly
CMBX NA BBB– .10 Index	(2,296)	10,000	2,303	11/17/59	(300 bp) —	1
					Monthly
CMBX NA BBB– .12 Index	(26,781)	115,000	24,311	8/17/61	(300 bp) —	(2,537)
					Monthly
CMBX NA BBB– .12 Index	(11,134)	49,000	10,359	8/17/61	(300 bp) —	(804)
					Monthly
CMBX NA BBB– .12 Index	(8,695)	42,000	8,879	8/17/61	(300 bp) —	159
					Monthly
CMBX NA BBB– .12 Index	(4,382)	21,000	4,439	8/17/61	(300 bp) —	45
					Monthly
CMBX NA BBB– .12 Index	(4,382)	21,000	4,439	8/17/61	(300 bp) —	45
					Monthly
CMBX NA BBB–.11 Index	(27,206)	85,000	17,468	11/18/54	(300 bp) —	(9,788)
					Monthly
CMBX NA BBB–.11 Index	(27,206)	85,000	17,468	11/18/54	(300 bp) —	(9,788)
					Monthly
CMBX NA BBB–.11 Index	(25,003)	79,000	16,235	11/18/54	(300 bp) —	(8,815)
					Monthly
CMBX NA BBB–.11 Index	(24,638)	78,000	16,029	11/18/54	(300 bp) —	(8,654)
					Monthly
CMBX NA BBB–.11 Index	(7,398)	47,000	9,659	11/18/54	(300 bp) —	2,233
					Monthly
CMBX NA BBB–.11 Index	(12,484)	40,000	8,220	11/18/54	(300 bp) —	(4,287)
					Monthly
CMBX NA BBB–.11 Index	(2,212)	11,000	2,261	11/18/54	(300 bp) —	42
					Monthly
CMBX NA BBB–.12 Index	(9,062)	44,000	9,302	8/17/61	(300 bp) —	214
					Monthly
CMBX NA BBB–.12 Index	(13,288)	40,000	8,456	8/17/61	(300 bp) —	(4,861)
					Monthly
CMBX NA BBB–.12 Index	(4,517)	24,000	5,074	8/17/61	(300 bp) —	542
					Monthly

86 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.7 Index	$(41)	$1,000	$250	1/17/47	(300 bp) —	$210
					Monthly
Upfront premium received	—	Unrealized appreciation				1,180,826
Upfront premium (paid)	(1,572,173)	Unrealized (depreciation)				(341,628)
Total	$(1,572,173)	Total				$839,198

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$7,084,774	$—
Corporate bonds and notes	—	70,484,756	—
Foreign government and agency bonds and notes	—	86,177,078	—
Mortgage-backed securities	—	70,067,870	—
Purchased options outstanding	—	855,799	—
Purchased swap options outstanding	—	3,107,077	—
U.S. government and agency mortgage obligations	—	181,136,773	—
U.S. treasury obligations	—	129,701	—
Short-term investments	8,757,903	6,199,255	—
Totals by level	$8,757,903	$425,243,083	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$666,709	$—
Futures contracts	(334,522)	—	—
Written options outstanding	—	(356,443)	—
Written swap options outstanding	—	(2,863,174)	—
Forward premium swap option contracts	—	624,107	—
TBA sale commitments	—	(92,158,357)	—
Interest rate swap contracts	—	156,640	—
Total return swap contracts	—	(1,128,761)	—
Credit default contracts	—	(1,358,588)	—
Totals by level	$(334,522)	$(96,417,867)	$—

The accompanying notes are an integral part of these financial statements.

Global Income Trust 87

Statement of assets and liabilities 10/31/20

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $416,906,485)	$426,763,083
Affiliated issuers (identified cost $7,237,903) (Note 5)	7,237,903
Cash	10,595
Foreign currency (cost $2,374) (Note 1)	2,501
Interest and other receivables	2,072,533
Receivable for shares of the fund sold	414,164
Receivable for investments sold	30,772
Receivable for sales of TBA securities (Note 1)	47,705,171
Receivable from Manager (Note 2)	77,567
Receivable for variation margin on futures contracts (Note 1)	15,528
Receivable for variation margin on centrally cleared swap contracts (Note 1)	363,681
Unrealized appreciation on forward currency contracts (Note 1)	1,547,897
Unrealized appreciation on forward premium swap option contracts (Note 1)	2,744,467
Unrealized appreciation on OTC swap contracts (Note 1)	1,338,392
Premium paid on OTC swap contracts (Note 1)	1,573,354
Prepaid assets	53,986
Total assets	491,951,594

LIABILITIES
Payable for investments purchased	685,182
Payable for purchases of TBA securities (Note 1)	134,825,200
Payable for shares of the fund repurchased	579,962
Payable for custodian fees (Note 2)	75,964
Payable for investor servicing fees (Note 2)	76,689
Payable for Trustee compensation and expenses (Note 2)	151,106
Payable for administrative services (Note 2)	392
Payable for distribution fees (Note 2)	31,930
Payable for variation margin on futures contracts (Note 1)	63,215
Payable for variation margin on centrally cleared swap contracts (Note 1)	246,492
Unrealized depreciation on forward currency contracts (Note 1)	881,188
Unrealized depreciation on forward premium swap option contracts (Note 1)	2,120,360
Unrealized depreciation on OTC swap contracts (Note 1)	2,907,050
Premium received on OTC swap contracts (Note 1)	1,254,225
Written options outstanding, at value (premiums $3,509,772) (Note 1)	3,219,617
TBA sale commitments, at value (proceeds receivable $92,188,594) (Note 1)	92,158,357
Collateral on certain derivative contracts, at value (Notes 1 and 8)	1,649,701
Other accrued expenses	192,157
Total liabilities	241,118,787

Net assets	$250,832,807

(Continued on next page)

88 Global Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$250,428,270
Total distributable earnings (Note 1)	404,537
Total — Representing net assets applicable to capital shares outstanding	$250,832,807

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($114,466,288 divided by 9,192,307 shares)	$12.45
Offering price per class A share (100/96.00 of $12.45)*	$12.97
Net asset value and offering price per class B share ($934,496 divided by 75,410 shares)**	$12.39
Net asset value and offering price per class C share ($6,507,807 divided by 525,166 shares)**	$12.39
Net asset value, offering price and redemption price per class R share
($2,475,163 divided by 198,875 shares)	$12.45
Net asset value, offering price and redemption price per class R5 share
($32,655 divided by 2,624 shares)	$12.44
Net asset value, offering price and redemption price per class R6 share
($35,357,403 divided by 2,839,459 shares)	$12.45
Net asset value, offering price and redemption price per class Y share
($91,058,995 divided by 7,317,491 shares)	$12.44

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Income Trust 89

Statement of operations Year ended 10/31/20

INVESTMENT INCOME
Interest (including interest income of $192,564 from investments in affiliated issuers) (Note 5)	$6,869,045
Total investment income	6,869,045

EXPENSES
Compensation of Manager (Note 2)	1,301,400
Investor servicing fees (Note 2)	449,805
Custodian fees (Note 2)	85,613
Trustee compensation and expenses (Note 2)	9,575
Distribution fees (Note 2)	392,699
Administrative services (Note 2)	6,273
Auditing and tax fees	150,867
Other	228,582
Fees waived and reimbursed by Manager (Note 2)	(256,294)
Total expenses	2,368,520
Expense reduction (Note 2)	(1,308)
Net expenses	2,367,212

Net investment income	4,501,833

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,686,189
Net increase from payments by affiliates (Note 2)	1,717
Foreign currency transactions (Note 1)	44,128
Forward currency contracts (Note 1)	(758,388)
Futures contracts (Note 1)	1,978,907
Swap contracts (Note 1)	(5,244,213)
Written options (Note 1)	841,669
Total net realized gain	550,009
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	2,404,818
Assets and liabilities in foreign currencies	11,002
Forward currency contracts	974,741
Futures contracts	(22,530)
Swap contracts	(1,776,677)
Written options	(8,305)
Total change in net unrealized appreciation	1,583,049

Net gain on investments	2,133,058

Net increase in net assets resulting from operations	$6,634,891

The accompanying notes are an integral part of these financial statements.

90 Global Income Trust

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/20	Year ended 10/31/19
Operations
Net investment income	$4,501,833	$5,048,047
Net realized gain (loss) on investments
and foreign currency transactions	550,009	(1,533,172)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	1,583,049	17,209,244
Net increase in net assets resulting from operations	6,634,891	20,724,119
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(621,119)	(1,788,371)
Class B	(3,522)	(19,656)
Class C	(26,706)	(108,964)
Class M	(2,197)	(93,623)
Class R	(11,650)	(27,376)
Class R5	(181)	(473)
Class R6	(211,982)	(465,755)
Class Y	(530,702)	(1,115,941)
From return of capital
Class A	(1,415,559)	(623,362)
Class B	(8,027)	(6,852)
Class C	(60,865)	(37,981)
Class M	(5,006)	(32,633)
Class R	(26,551)	(9,542)
Class R5	(411)	(165)
Class R6	(483,118)	(162,346)
Class Y	(1,209,494)	(388,978)
Increase (decrease) from capital share transactions (Note 4)	17,989,743	(11,170,585)
Total increase in net assets	20,007,544	4,671,516

NET ASSETS
Beginning of year	230,825,263	226,153,747
End of year	$250,832,807	$230,825,263

The accompanying notes are an integral part of these financial statements.

Global Income Trust 91

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2020	$12.35	.22	.10	.32	(.07)	(.15)	(.22)	$12.45	2.64	$114,466	1.09[e]	1.76[e]	590
October 31, 2019	11.50	.26	.84	1.10	(.19)	(.06)	(.25)	12.35	9.68	114,345	1.22[e]	2.19[e]	408
October 31, 2018	12.05	.27	(.52)	(.25)	(.19)	(.11)	(.30)	11.50	(2.14)	116,014	1.22[e]	2.25[e]	451
October 31, 2017	11.93	.27	.23	.50	(.38)	—	(.38)	12.05	4.32	121,661	1.22[e]	2.28[e]	660
October 31, 2016	11.93	.30	.08	.38	(.38)	—	(.38)	11.93	3.27	148,868	1.16[f]	2.50[f]	551
Class B
October 31, 2020	$12.29	.12	.11	.23	(.04)	(.09)	(.13)	$12.39	1.84	$934	1.84[e]	.97[e]	590
October 31, 2019	11.45	.17	.83	1.00	(.12)	(.04)	(.16)	12.29	8.80	1,508	1.97[e]	1.42[e]	408
October 31, 2018	12.00	.18	(.53)	(.35)	(.13)	(.07)	(.20)	11.45	(2.90)	2,362	1.97[e]	1.48[e]	451
October 31, 2017	11.87	.18	.24	.42	(.29)	—	(.29)	12.00	3.63	3,633	1.97[e]	1.51[e]	660
October 31, 2016	11.87	.21	.08	.29	(.29)	—	(.29)	11.87	2.51	4,916	1.91[f]	1.74[f]	551
Class C
October 31, 2020	$12.29	.12	.11	.23	(.04)	(.09)	(.13)	$12.39	1.88	$6,508	1.84[e]	1.03[e]	590
October 31, 2019	11.45	.17	.83	1.00	(.12)	(.04)	(.16)	12.29	8.81	9,591	1.97[e]	1.44[e]	408
October 31, 2018	12.00	.18	(.52)	(.34)	(.14)	(.07)	(.21)	11.45	(2.89)	12,444	1.97[e]	1.49[e]	451
October 31, 2017	11.87	.18	.24	.42	(.29)	—	(.29)	12.00	3.63	17,763	1.97[e]	1.53[e]	660
October 31, 2016	11.88	.21	.08	.29	(.30)	—	(.30)	11.87	2.43	21,570	1.91[f]	1.74[f]	551
Class R
October 31, 2020	$12.35	.19	.10	.29	(.06)	(.13)	(.19)	$12.45	2.39	$2,475	1.34[e]	1.52[e]	590
October 31, 2019	11.50	.23	.84	1.07	(.16)	(.06)	(.22)	12.35	9.40	1,955	1.47[e]	1.97[e]	408
October 31, 2018	12.05	.24	(.52)	(.28)	(.17)	(.10)	(.27)	11.50	(2.39)	2,014	1.47[e]	2.02[e]	451
October 31, 2017	11.90	.24	.24	.48	(.33)	—	(.33)	12.05	4.14	3,040	1.47[e]	2.02[e]	660
October 31, 2016	11.91	.27	.08	.35	(.36)	—	(.36)	11.90	2.98	13,875	1.41[f]	2.26[f]	551
Class R5
October 31, 2020	$12.35	.26	.09	.35	(.08)	(.18)	(.26)	$12.44	2.91	$33	.75[e]	2.10[e]	590
October 31, 2019	11.50	.31	.83	1.14	(.22)	(.07)	(.29)	12.35	10.06	24	.86[e]	2.60[e]	408
October 31, 2018	12.05	.31	(.52)	(.21)	(.22)	(.12)	(.34)	11.50	(1.77)	31	.86[e]	2.63[e]	451
October 31, 2017	11.93	.32	.23	.55	(.43)	—	(.43)	12.05	4.70	29	.87[e]	2.68[e]	660
October 31, 2016	11.94	.34	.07	.41	(.42)	—	(.42)	11.93	3.50	24	.86[f]	2.82[f]	551
Class R6
October 31, 2020	$12.35	.26	.11	.37	(.08)	(.19)	(.27)	$12.45	3.05	$35,357	.68[e]	2.14[e]	590
October 31, 2019	11.50	.31	.84	1.15	(.22)	(.08)	(.30)	12.35	10.15	25,712	.79[e]	2.61[e]	408
October 31, 2018	12.05	.32	(.51)	(.19)	(.23)	(.13)	(.36)	11.50	(1.72)	24,177	.80[e]	2.65[e]	451
October 31, 2017	11.92	.33	.23	.56	(.43)	—	(.43)	12.05	4.83	6,607	.80[e]	2.73[e]	660
October 31, 2016	11.93	.34	.08	.42	(.43)	—	(.43)	11.92	3.59	6,445	.79[f]	2.88[f]	551

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Global Income Trust	Global Income Trust 93

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
October 31, 2020	$12.35	.24	.11	.35	(.08)	(.18)	(.26)	$12.44	2.83	$91,059	.84[e]	1.99[e]	590
October 31, 2019	11.50	.29	.84	1.13	(.21)	(.07)	(.28)	12.35	9.96	71,288	.97[e]	2.43[e]	408
October 31, 2018	12.05	.30	(.52)	(.22)	(.21)	(.12)	(.33)	11.50	(1.90)	62,181	.97[e]	2.50[e]	451
October 31, 2017	11.92	.31	.24	.55	(.42)	—	(.42)	12.05	4.68	80,266	.97[e]	2.56[e]	660
October 31, 2016	11.93	.33	.07	.40	(.41)	—	(.41)	11.92	3.44	66,913	.91[f]	2.75[f]	551

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2020	0.11%
October 31, 2019	0.02
October 31, 2018	0.02
October 31, 2017	<0.01

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

94 Global Income Trust	Global Income Trust 95

Notes to financial statements 10/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through October 31, 2020.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate-to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase, excluding those shares that had been purchased from Japan distributors, which were liquidated on December 9, 2019. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019 (December 9, 2019 for certain shareholders), class M shares were sold with a maximum front-end sales charge of 3.25% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

96 Global Income Trust

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Global Income Trust 97

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

98 Global Income Trust

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Global Income Trust 99

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

100 Global Income Trust

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,311,932 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,355,799 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Global Income Trust 101

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2020, the fund had the following capital loss carryover available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$6,067,704	$—	$6,067,704

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized and unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities, from restitution payments, from a return of capital due to distributions which exceed those required under the excise rules and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,072,675 to decrease undistributed net investment income and $2,072,675 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$27,317,390
Unrealized depreciation	(20,818,445)
Net unrealized appreciation	6,498,945
Capital loss carryforward	(6,067,704)
Cost for federal income tax purposes	$330,749,652

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.538% of the fund’s average net assets.

102 Global Income Trust

Putnam Management has contractually agreed, through February 28, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective July 1, 2020, Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.43% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $256,294 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,717 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase, excluding those shares that had been purchased from Japan distributors, which were liquidated on December 9, 2019.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$233,420	Class R5	33
Class B	2,315	Class R6	15,770
Class C	17,150	Class Y	174,647
Class M	1,384	Total	$449,805
Class R	5,086

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,308 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $175, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Global Income Trust 103

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$282,951
Class B	1.00%	1.00%	11,217
Class C	1.00%	1.00%	83,014
ClassM *	1.00%	0.50%	3,219
Class R	1.00%	0.50%	12,298
Total			$392,699

* Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase, excluding those shares that had been purchased from Japan distributors, which were liquidated on December 9, 2019.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,166 and $3 from the sale of class A and class M shares, respectively, and received $121 and $98 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $160 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,684,508,524	$1,571,333,996
U.S. government securities (Long-term)	—	—
Total	$1,684,508,524	$1,571,333,996

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

104 Global Income Trust

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	2,187,702	$26,915,453	969,771	$11,657,511
Shares issued in connection with
reinvestment of distributions	157,774	1,931,454	191,849	2,291,644
	2,345,476	28,846,907	1,161,620	13,949,155
Shares repurchased	(2,410,135)	(29,478,451)	(1,990,646)	(23,795,669)
Net decrease	(64,659)	$(631,544)	(829,026)	$(9,846,514)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	8,727	$105,048	2,786	$33,225
Shares issued in connection with
reinvestment of distributions	908	11,059	2,201	26,078
	9,635	116,107	4,987	59,303
Shares repurchased	(56,925)	(693,913)	(88,661)	(1,057,261)
Net decrease	(47,290)	$(577,806)	(83,674)	$(997,958)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	76,097	$934,692	72,933	$874,431
Shares issued in connection with
reinvestment of distributions	6,398	77,942	10,708	126,976
	82,495	1,012,634	83,641	1,001,407
Shares repurchased	(337,567)	(4,122,016)	(390,248)	(4,628,389)
Net decrease	(255,072)	$(3,109,382)	(306,607)	$(3,626,982)

	YEAR ENDED 10/31/20*		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	21	$242	4,848	$56,797
Shares issued in connection with
reinvestment of distributions	—	—	1,819	21,444
	21	242	6,667	78,241
Shares repurchased	(524,351)	(6,386,524)	(91,893)	(1,083,859)
Net decrease	(524,330)	$(6,386,282)	(85,226)	$(1,005,618)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	115,292	$1,417,730	42,105	$501,161
Shares issued in connection with
reinvestment of distributions	2,860	34,960	2,260	26,962
	118,152	1,452,690	44,365	528,123
Shares repurchased	(77,609)	(945,613)	(61,181)	(729,426)
Net increase (decrease)	40,543	$507,077	(16,816)	$(201,303)

Global Income Trust 105

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	608	$7,432	269	$3,215
Shares issued in connection with
reinvestment of distributions	48	592	54	638
	656	8,024	323	3,853
Shares repurchased	(16)	(195)	(995)	(11,753)
Net increase (decrease)	640	$7,829	(672)	$(7,900)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,254,583	$15,373,826	506,791	$6,032,241
Shares issued in connection with
reinvestment of distributions	55,600	680,739	52,478	627,219
	1,310,183	16,054,565	559,269	6,659,460
Shares repurchased	(552,550)	(6,743,872)	(579,290)	(6,892,013)
Net increase (decrease)	757,633	$9,310,693	(20,021)	$(232,553)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,229,766	$51,864,638	2,466,253	$29,610,857
Shares issued in connection with
reinvestment of distributions	116,588	1,427,018	105,399	1,259,220
	4,346,354	53,291,656	2,571,652	30,870,077
Shares repurchased	(2,802,773)	(34,422,498)	(2,205,581)	(26,121,834)
Net increase	1,543,581	$18,869,158	366,071	$4,748,243

* Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase, excluding those shares that had been purchased from Japan distributors, which were liquidated on December 9, 2019.

At the close of the reporting period, Putnam Investments, LLC owned 1,038 class R5 shares of the fund (39.56% of class R5 shares outstanding), valued at $12,913.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 10/31/20
Short-term investments
Putnam Short Term
Investment Fund**	$24,031,675	$76,261,865	$93,055,637	$192,564	$7,237,903
Total Short-term
investments	$24,031,675	$76,261,865	$93,055,637	$192,564	$7,237,903

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

106 Global Income Trust

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$38,700,000
Purchased currency option contracts (contract amount)	$125,200,000
Purchased swap option contracts (contract amount)	$142,500,000
Written TBA commitment option contracts (contract amount)	$44,700,000
Written currency option contracts (contract amount)	$121,200,000
Written swap option contracts (contract amount)	$101,300,000
Futures contracts (number of contracts)	400
Forward currency contracts (contract amount)	$230,500,000
OTC interest rate swap contracts (notional)	$6,500,000
Centrally cleared interest rate swap contracts (notional)	$407,800,000
OTC total return swap contracts (notional)	$6,500,000
Centrally cleared total return swap contracts (notional)	$67,100,000
OTC credit default contracts (notional)	$21,500,000
Centrally cleared credit default contracts (notional)	$5,000

Global Income Trust 107

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$2,411,388	Payables	$3,769,959
Foreign exchange
contracts	Investments, Receivables	2,358,346	Payables	1,195,611
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	9,835,489 *	Unrealized depreciation	10,270,809*
Total		$14,605,223		$15,236,379

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$451,288	$451,288
Foreign exchange contracts	12,544	—	(758,388)	—	$(745,844)
Interest rate contracts	2,772,694	1,978,907	—	(5,695,501)	$(943,900)
Total	$2,785,238	$1,978,907	$(758,388)	$(5,244,213)	$(1,238,456)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(1,833,214)	$(1,833,214)
Foreign exchange contracts	(92,679)	—	974,741	—	$882,062
Interest rate contracts	(421,415)	(22,530)	—	56,537	$(387,408)
Total	$(514,094)	$(22,530)	$974,741	$(1,776,677)	$(1,338,560)

108 Global Income Trust

This page left blank intentionally.

Global Income Trust 109

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$66,023	$—	$31,228	$—	$—	$—	$—	$—	$—	$—	$—	$97,251
Centrally cleared interest rate
swap contracts§	—	—	297,882	—	—	—	—	—	—	—	—	—	—	—	—	—	—	297,882
OTC Total return swap contracts*#	—	14,811	—	250	—	3,910	1,220	—	—	5,011	—	17	—	—	—	—	—	25,219
Centrally cleared total return
swap contracts§	—	—	65,799	—	—	—	—	—	—	—	—	—	—	—	—	—	—	65,799
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	695,412	517,709	251,531	—	—	302,024	236,010	408,685	—	—	—	—	—	2,411,371
Futures contracts§	—	—	—	—	—	—	—	—	—	15,528	—	—	—	—	—	—	—	15,528
Forward currency contracts#	48,762	56,098	—	103,903	—	7,163	58,805	603,320	146,345	—	—	4,283	47,939	272,870	24,765	165,634	8,010	1,547,897
Forward premium swap option contracts#	272,706	50,551	—	82,425	—	—	103,620	—	1,694,019	—	—	367,469	—	—	—	173,677	—	2,744,467
Purchased swap options**#	156,042	—	—	325,588	—	—	66,074	—	629,982	—	—	1,881,713	—	—	15,459	32,219	—	3,107,077
Purchased options**#	69,468	—	—	—	—	29,240	419,572	115,148	83,694	—	—	107,819	—	—	—	30,858	—	855,799
Total Assets	$546,978	$121,460	$363,681	$512,166	$695,412	$558,022	$966,845	$718,468	$2,585,268	$322,563	$236,010	$2,769,986	$47,939	$272,870	$40,224	$402,388	$8,010	$11,168,290
Liabilities:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared interest rate
swap contracts§	—	—	182,853	—	—	—	—	—	—	—	—	—	—	—	—	—	—	182,853
OTC Total return swap contracts*#	826	4,723	—	—	—	242	6,820	—	395	405	—	—	—	—	—	—	—	13,411
Centrally cleared total return
swap contracts§	—	—	63,639	—	—	—	—	—	—	—	—	—	—	—	—	—	—	63,639
OTC Credit default contracts —
protection sold*#	98,025	—	—	—	1,067,686	915,730	769,721	—	—	275,840	245,550	397,407	—	—	—	—	—	3,769,959
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	63,215	—	—	—	—	—	—	—	63,215
Forward currency contracts#	64,361	13,244	—	7,206	—	2,876	230,356	44,319	257,248	—	—	68,304	1,290	36,306	16,101	134,149	5,428	881,188
Forward premium swap option contracts#	300,596	26,978	—	79,443	—	—	116,641	—	1,182,671	—	—	190,807	—	—	—	223,224	—	2,120,360
Written swap options#	160,321	—	—	369,108	—	—	47,244	—	418,492	—	—	1,736,513	—	—	70,941	60,555	—	2,863,174
Written options#	15,007	—	—	—	—	4,085	201,089	29,971	59,934	—	—	40,692	—	—	—	5,665	—	356,443
Total Liabilities	$639,136	$44,945	$246,492	$455,757	$1,067,686	$922,933	$1,371,871	$74,290	$1,918,740	$339,460	$245,550	$2,433,723	$1,290	$36,306	$87,042	$423,593	$5,428	$10,314,242

110 Global Income Trust	Global Income Trust 111

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and Derivative Net Assets	$(92,158)	$76,515	$117,189	$56,409	$(372,274)	$(364,911)	$(405,026)	$644,178	$666,528	$(16,897)	$(9,540)	$336,263	$46,649	$236,564	$(46,818)	$(21,205)	$2,582	$854,048
Total collateral received (pledged)†##	$(92,158)	$—	$—	$—	$(372,274)	$(364,911)	$(392,950)	$540,000	$666,528	$—	$—	$300,000	$—	$129,701	$—	$—	$—
Net amount	$—	$76,515	$117,189	$56,409	$—	$—	$(12,076)	$104,178	$—	$(16,897)	$(9,540)	$36,263	$46,649	$106,863	$(46,818)	$(21,205)	$2,582
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$540,000	$680,000	$—	$—	$300,000	$—	$129,701	$—	$—	$—	$1,649,701
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(140,978)	$—	$—	$—	$(413,918)	$(407,953)	$(392,950)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(1,355,799)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $772,883 and $3,909,520, respectively.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

In March 2020, FASB issued ASU 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is entirely due to foreign currency losses.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,841,580 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

112 Global Income Trust	Global Income Trust 113

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

114 Global Income Trust

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Income Trust 115

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

116 Global Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

AN031 323544 12/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2020	$135,777	$ —	$13,942	$ —
October 31, 2019	$165,477	$ —	$18,864	$ —

For the fiscal years ended October 31, 2020 and October 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $359,784 and $565,848 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2020	$ —	$345,842	$ —	$ —
October 31, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2020